UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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National Health Investors, Inc.
(Name of Registrant as Specified in its Charter)

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NATIONAL HEALTH INVESTORS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD THURSDAY, MAY 10, 2012, 4:00 P.M. CDT

To Our Shareholders:

We cordially invite you to attend the Annual Meeting of the Shareholders (the “Meeting”) of National Health Investors, Inc. (“NHI” or the “Company”).  It will be held at the Company’s corporate offices, 222 Robert Rose Drive, Murfreesboro, Tennessee on Thursday, May 10, 2012, at 4:00 p.m. CDT, for the following purposes:

(1)

To elect one director; Robert T. Webb, who currently serves as a director of the Company;

(2)

To authorize and approve an amendment to the Articles of Incorporation of the Company to increase the number of authorized shares from forty million to one hundred million;

(3)

To authorize and adopt the Company’s 2012 Stock Incentive Plan;

(4)

To approve, on an advisory basis, the compensation  paid to our named executive officers;

(5)

To ratify the Audit Committee’s selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012;

(6)

Vote on a shareholder proposal regarding majority voting in uncontested director elections at NHI; and

(7)

To transact such other business as may properly come before the Meeting or any continuances of it.

The Board of Directors has fixed the close of business on Monday, March 12, 2012 (the “Record Date”), for the determination of shareholders who are entitled to vote at the Meeting, including any continuances.

To assure your representation at the Meeting, the Board of Directors solicits votes by the execution and prompt return of the proxy in the enclosed return envelope by mail or by use of our telephone or Internet voting procedures.  Any shareholder attending the Meeting may vote in person even if he or she has returned a proxy.  Whether you are able to attend the Meeting or not, we urge you to indicate your vote as follows:

*

FOR the election of Mr. Webb as Director of NHI;

*

FOR authorization and approval of an amendment to the Articles of Incorporation to increase the number of authorized shares;

*

FOR authorization and adoption of the Company’s 2012 Stock Incentive Plan;

*

FOR the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section and accompanying compensation tables contained in this proxy statement;

*

FOR ratification of the Audit Committee’s selection of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2012.

The Board of Directors makes no recommendation with respect to the shareholder proposal.

By order of the Board of Directors,

/s/ SUSAN V. SIDWELL

Corporate Secretary

Murfreesboro, Tennessee

March 23, 2012

NATIONAL HEALTH INVESTORS, INC.

222 Robert Rose Drive

Murfreesboro, Tennessee 37129

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors of National Health Investors, Inc. (“NHI” or the “Company”) to be voted at the Annual Meeting (the “Meeting”) of the Shareholders to be held on Thursday, May 10, 2012, commencing at 4:00 p.m. CDT and at any continuances of the Meeting.  The Meeting will be held at the Company’s corporate offices, 222 Robert Rose Drive, Murfreesboro, Tennessee.  It is anticipated that this proxy statement and the form of proxy solicited on behalf of our Board of Directors will be filed with the Securities and Exchange Commission (“SEC”) and an accompanying Notice mailed to our shareholders on March 23, 2012.

Why am I receiving this proxy statement and proxy form?

 As permitted by the SEC, we are making this proxy statement and our 2011 Annual Report on Form 10-K (the “2011 Annual Report”) available to our shareholders electronically via the Internet.  If you received a Notice by mail, you will not automatically receive a printed copy of the proxy material in the mail.  Instead, the Notice instructs you how to access and review all of the important information contained in the proxy statement and 2011 Annual Report.  The Notice also instructs you how to submit your vote over the Internet.  If you received a Notice by mail and would like to receive a printed copy of the proxy materials, you should follow the instructions for requesting such materials included in the Notice.

You are receiving the Notice by mail or this proxy statement and proxy form because you own shares of National Health Investors, Inc. common stock.  This proxy statement describes issues on which you are entitled to vote.  When you sign the proxy form, you appoint J. Justin Hutchens, the Company’s Chief Executive Officer, and Roger R. Hopkins, the Company’s Chief Accounting Officer, or either of them, as your representative at the Meeting.  Mr. Hutchens and Mr. Hopkins will vote your shares at the Meeting as you have instructed on the proxy form.  This way, your shares will be voted even if you cannot attend the Meeting.

If your shares are not voted in person or by telephone or on the Internet, they cannot be voted on your behalf unless you provide our corporate secretary with a signed proxy authorizing another person to vote on your behalf.  Even if you expect to attend the Meeting in person, in order to ensure that your shares are represented, please vote using the telephone or Internet voting instructions found on the enclosed proxy card or complete, sign and date the enclosed proxy form and return it promptly.

If your shares are held in a brokerage account or in the name of another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction form.  As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote your shares. Since a beneficial owner is not the owner of record, you may not vote these shares in person at the Meeting unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Who is soliciting my proxy and who is paying the cost of the solicitation?

The Company’s Board of Directors is sending you this proxy statement in connection with its solicitation of proxies for use at the Meeting.  Certain of our directors, officers and employees may solicit proxies by mail, telephone, facsimile or in person.  The Company will pay for the costs of solicitation.  As of the date of this proxy statement, we do not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar recordholders for reasonable expenses in mailing proxy materials to the beneficial owners of our common stock. We utilize the services of Broadridge Financial Solutions Inc. to disseminate our proxy materials for an estimated cost of $42,000.

What am I voting on?

At the Meeting you will be asked to vote on six proposals:  The first proposal is the election of one Director to serve a three year term on the Company’s Board of Directors.  The second proposal is an amendment to our Articles of

Incorporation to increase the number of authorized shares from forty million (40,000,000) to one hundred million (100,000,000).  The third proposal is the adoption of the 2012 Stock Incentive Plan.  The fourth proposal is a non-binding advisory approval of the Company’s executive compensation as described in this proxy statement.  The fifth proposal is the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm.  The sixth proposal is a shareholder proposal regarding majority voting in uncontested director elections at NHI.

Who is entitled to vote?

Only shareholders of record at the close of business on Monday, March 12, 2012, (the “Record Date”), are entitled to notice of and to vote at the Meeting or any continuances.  We have no class or series of shares currently outstanding other than our common stock.  Each holder of the shares of our common stock is entitled to one vote per share on all matters properly brought before the Meeting.  Shareholders are not permitted to cumulate votes for the purpose of electing directors or otherwise.

How do I vote?

You may vote your shares either in person at the Meeting, by telephone or on the Internet or by proxy.  If you duly execute and return a proxy in the accompanying form or use our telephone or Internet voting procedures to authorize the named proxies to vote your shares, those shares will be voted as specified, and if no specification is made, the shares will be voted in accordance with the recommendations of the Board of Directors.  To vote by proxy, you should mark, date, sign and mail the enclosed proxy in the prepaid envelope provided.  Instructions for voting on the Internet or by telephone may be found in the proxy voting instructions included in the Notice.  If your shares are registered in your own name and you attend the Meeting, you may deliver your completed proxy in person.  “Street name” shareholders, that is, those shareholders whose shares are held in the name of and through a broker or nominee, who wish to vote at the Meeting will need to obtain a proxy form from the institution that holds their shares if they did not receive one directly.  Shares held in street name may also be eligible for Internet or telephone voting.

Will my shares be voted if I do not sign and return my proxy form?

If your shares are registered in your name and you do not return your proxy form or do not vote in person at the Meeting, your shares will not be voted.  If your shares are held in street name and you do not submit voting instructions to your broker, your broker may vote your shares for you.  Brokers normally have discretion to vote on routine matters, such as ratification of auditors, but not on non-routine matters, such as compensation proposals.  The New York Stock Exchange has changed its rules so that uncontested director elections are no longer considered routine matters and brokers no longer have discretion to vote on any director election.

Can I change my vote after I return my proxy form?

Yes.  You may revoke your proxy and change your vote at any time before the proxy is exercised by filing either a written notice of revocation or another signed proxy bearing a later date.  The powers of the proxy holders will be suspended if you attend the Meeting in person and inform the corporate secretary that you wish to revoke or replace your proxy.  Your attendance at the Meeting will not by itself revoke a previously granted proxy.   If you hold your shares in “street name” through a broker, bank or other nominee, you may revoke your proxy by following instructions provided by your broker, bank or nominee.  No notice of revocation or later-dated proxy will be effective until received by the Company at or prior to the Meeting.

How many votes are needed to hold the Meeting?

As of the record date, the Company had a total of 27,781,594 shares of outstanding common stock.  A majority of the Company’s outstanding shares as of the record date (a quorum) must be present at the Meeting in order to hold the Meeting and conduct business.  Shares are counted as present at the Meeting if: (a) a shareholder is present and votes in person at the Meeting; (b) a shareholder has properly submitted a proxy form, even if the shareholder marks abstentions on the proxy form; or (c) a broker or nominee has properly submitted a proxy form, even if the broker does not vote because the beneficial owner of the shares has not given the broker or nominee specific voting instructions and the broker or nominee does not have voting discretion (a “broker non-vote”).  A share, once represented for any purpose at the Meeting, is deemed present for purposes of determining a quorum for the Meeting (unless the Meeting is adjourned and a new record date is set for the adjourned meeting), even if the holder of the share abstains from voting with respect to any matter brought before the Meeting.

What is the Board of Directors’ recommendation and how will my shares be voted?

The Board of Directors recommends a vote (1) FOR the election of Mr. Webb as Director of NHI; (2) FOR authorization and approval of an amendment to the Articles of Incorporation to increase the number of authorized shares; (3) FOR authorization and adoption of the Company’s 2012 Stock Incentive Plan; (4) FOR the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section and accompanying compensation tables contained in this proxy statement; and (5) FOR ratification of the Audit Committee’s selection of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2012.  The Board of Directors makes no recommendation with respect to the shareholder proposal.  If properly signed and returned in time for the Meeting, the enclosed proxy will be voted in accordance with the choices specified thereon.  If you return a signed proxy, but do not specify a choice, the persons named as the proxy holder on the proxy form, will vote as recommended by the Board of Directors.  If a broker submits a proxy that indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present for purposes of determining the presence of a quorum but will not be considered as present and entitled to vote with respect to such matters. Abstentions will be counted as shares that are present for purposes of determining the presence of a quorum, but are not considered votes cast with respect to the tabulations of votes cast on proposals presented to shareholders. Each proposal is tabulated separately.

Can I vote on other matters or submit a proposal to be considered at the Meeting?

The Company has not received timely notice of any other shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 to be considered at the Meeting.  Shareholders may submit matters for a vote without inclusion in this proxy statement only in accordance with Rule 14a-4(c) or the Company’s bylaws.  The Company does not intend to present any other business at the Meeting and does not know of any other business intended to be presented other than as discussed or referred to in this proxy statement (the date specified in the Company’s bylaws for advance notice of proposals by shareholders has passed).  If any other matters properly come before the Meeting, the persons named in the accompanying proxy card will vote the shares represented by the proxy in the manner as the Board of Directors may recommend, or in their discretion, in each case to the extent permitted under the Federal securities laws.

It is contemplated that the Company’s 2013 annual meeting of shareholders will take place in May 2013. Shareholders’ proposals will be eligible for consideration for inclusion in the proxy statement for the 2013 annual meeting pursuant to Rule 14a-8 if such proposals are received by the Company before the close of business on November 23, 2012.  Notices of shareholders’ proposals submitted outside the processes of Rule 14a-8 will generally be considered timely (but not considered for inclusion in our proxy statement), pursuant to the advance notice requirement set forth in Rule 14a-4(c).  For shareholders seeking to present a proposal at the 2013 annual meeting without inclusion of such proposal in the Company’s proxy materials, the proposal should be received by the Company no later than February 6, 2013.

Are there any dissenters’ rights or appraisal rights with respect to any of proposals described in this proxy statement?

There are no rights of appraisal or similar dissenter's rights with respect to any matter to be acted upon pursuant to this proxy statement.

EQUITY OWNERSHIP OF CERTAIN PRINCIPAL BENEFICIAL OWNERS

The following information is based upon filings made by the persons or entities identified below with the SEC.  Except as set forth below, on the Record Date, no person was known to us to own beneficially more than 5% of the outstanding common stock:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	2,526,733 (1)	9.09%
Common Stock	Dorothy Adams 5380 Gulf of Mexico Drive, Suite 105 Longboat Key, FL 34228	1,927,122	6.94%
Common Stock	National HealthCare Corporation 100 Vine Street, Suite 1400 Murfreesboro, TN 37130	1,630,462	5.87%
Common Stock	BlackRock, Inc. 40 East 52nd Street New York, NY 10022	1,544,804 (2)	5.56%
Common Stock	W. Andrew Adams 222 Robert Rose Drive Murfreesboro, TN 37129	1,434,786 (3)	5.16%

(1) Based solely on a Schedule 13G/A filed by The Vanguard Group Inc. on February 8, 2012.

(2) Based solely on a Schedule 13G/A filed by BlackRock, Inc. on February 13, 2012.

(3) Ownership as defined by the SEC and not as defined in real estate investment trust regulations. Includes options to purchase 30,000 shares of common stock.  See note (2) to Equity Ownership of Directors and Executive Officers below for more information.

EQUITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table shows the beneficial ownership, reported to us as of the Record Date, of our common stock of each director and each executive officer listed in the table below, and of the directors and executive officers as a group:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Common Stock	W. Andrew Adams 222 Robert Rose Drive Murfreesboro, TN 37129	1,434,786(2)	5.16%
Common Stock	Robert A. McCabe, Jr. 211 Commerce St., Ste. 300 Nashville, TN 37201	30,953(3)	*
Common Stock	Robert T. Webb 141 E. MTCS Road Murfreesboro, TN 37129	106,450(4)	*
Common Stock	Ted H. Welch 611 Commerce St., Ste. 2920 Nashville, TN 37203	133,019(5)	*
Common Stock	J. Justin Hutchens 222 Robert Rose Drive Murfreesboro, TN 37129	219,105(6)	*
Common Stock	Roger R. Hopkins 222 Robert Rose Drive Murfreesboro, TN 37129	102,860(7)	*
Common Stock	Kristin S. Gaines 222 Robert Rose Drive Murfreesboro, TN 37129	74,555(8)	*
Common Stock	All Directors and Executive Officers as a group – 7 persons	2,101,728	7.45%

* Less than 1%

(1) Except as otherwise noted, all shares are owned beneficially with sole voting and investment power.  The percentages shown are based on 27,781,594 shares of common stock outstanding plus, as to each individual and group listed, the number of shares of common stock deemed to be owned by such holder pursuant to Rule 13d-3 under the Exchange Act, assuming exercise of options held by such holder that are exercisable within 60 days of the Record Date.

(2) Includes options to purchase 30,000 shares of common stock and 9,707 shares of common stock owned by Mr. Adams’ spouse.  Also includes 54,186 shares owned by two trusts for which Mr. Adams is a trustee and 1,118,586 shares owned by limited partnerships controlled by Mr. Adams. Mr. Adams expressly disclaims ownership in 222,307 shares which are owned by a private foundation of which he is a director. 244,600 of these shares are pledged as a security for a loan by Mr. Adams.

(3) Includes options to purchase 30,000 shares of common stock.

(4) Includes options to purchase 15,000 shares of common stock and 91,450 shares owned by Mr. Webb’s spouse.

(5) Includes options to purchase 60,000 shares of common stock.

(6) Includes options to purchase 175,000 shares of common stock.

(7) Includes options to purchase 66,668 shares of common stock and 6,217 shares owned by Mr. Hopkins’s spouse.

(8) Includes options to purchase 55,001 shares of common stock.  7,409 of these shares are pledged as security for a loan by Ms. Gaines.

(9) Includes options to purchase 431,669 shares of common stock.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

NHI is managed by its five-person Board of Directors.  A director may be removed from office for cause only.  Officers serve at the pleasure of the Board of Directors for a term of one year.  The following table gives information about our directors and executive officers:

Name	Age	Position	Expiration of term
W. Andrew Adams	66	Chairman of the Board (1)	2014
Robert A. McCabe, Jr.	61	Director(2)	2014
Robert T. Webb	67	Director	2012
Ted H. Welch	78	Director	2013
J. Justin Hutchens	37	President, CEO and Director(2)(3)	2013
Roger R. Hopkins	50	Chief Accounting Officer	-
Kristin S. Gaines	40	Chief Credit Officer	-

(1) Mr. Adams served as President until February 25, 2009 and CEO until March 1, 2011.  Mr. Adams remains as Chairman of the Board of Directors.

(2) All directors except Mr. McCabe and Mr. Hutchens were first elected in 1991.  Mr. McCabe was first elected in 2001 and Mr. Hutchens was first elected in 2010.

(3) Mr. Hutchens joined the Company as President and Chief Operating Officer effective February 25, 2009 and was appointed President and Chief Executive Officer effective March 1, 2011.

W. Andrew Adams has been our Chairman of the Board of Directors and Chief Executive Officer since our inception in 1991. Mr. Adams retired as President of the Company in February 2009 and as Chief Executive Officer effective March 1, 2011. Mr. Adams was President and Chief Executive Officer of National HealthCare Corporation (“NHC”) until he resigned those positions in 2004. He remains on its Board of Directors, and served as Chairman of the Board until 2008. Mr. Adams served as President of National Health Realty, Inc. (“NHR”) from 1997 until November 2004 and served as Chairman of the Board until NHR was acquired by NHC in 2007. Mr. Adams has previously served on the Boards of Assisted Living Concepts, SunTrust Bank, David Lipscomb University and the Boy Scouts of America. He received his B.S. and M.B.A. degrees from Middle Tennessee State University.

The Board of Directors concluded Mr. Adams should serve as a director of the Company based on his prior role as Chief Executive Officer of the Company, extensive experience in the healthcare and REIT industry and his thorough understanding of the healthcare industry and knowledge of the Company.

Robert A. McCabe, Jr. (Independent Director) has served as a director of the Company since February 2001. Mr. McCabe has been Chairman of Pinnacle Financial Partners in Nashville, Tennessee since August 2000. He began his banking career with the former Park National Bank of Knoxville, Tennessee (“PNB”) and held numerous executive positions with PNB and its successor, First American National Bank. In 1994, Mr. McCabe was appointed vice chairman of First American Corporation. In March 1999, he was appointed by First American to manage all banking and non-banking operations, a position he held until First American's merger with AmSouth Bancorporation in October 1999. Mr. McCabe serves as a director of Nashville Electric Service, a municipal electric distribution company.  Mr. McCabe was also a director of Goldleaf Financial Solutions, Inc. until its sale in 2009 and a director of SSC Services of Knoxville, Tennessee until 2010. Mr. McCabe has been active in various civic organizations within his community, including leadership Knoxville and Leadership Nashville.  He is a member of the World President’s Organization, Chief Executives Organization, served as the immediate past Chairman of the Board of Trustees of The Ensworth School and is past chairman of  Cheekwood Botanical Gardens and Museum of Art.  He is also the past chairman of the Middle Tennessee Boy Scout Council, the Nashville Symphony and  the Nashville Downtown Partnership.   Mr. McCabe received his M.B.A. degree from the University of Tennessee and graduated from the Advanced Management Program of Harvard Business School. Mr. McCabe is Chairman of NHI’s Audit Committee, and is a member of the Nominating and Corporate Governance Committee and Compensation Committee.

The Board of Directors concluded Mr. McCabe should serve as a director of the Company because of his extensive leadership experience, his understanding of finance, accounting and the banking industry, and his independence from the Company.

Robert T. Webb (Independent Director) has served as a director of the Company since its inception in 1991. Mr. Webb is the owner of commercial buildings and rental properties in the Middle Tennessee area and is a subdivision developer. Additionally, Mr. Webb is the Vice President and Treasurer of Webb’s Refreshments, Inc., which has been in operation serving the Middle Tennessee area since 1976. Mr. Webb served as President of Webb’s Refreshment until that position was assumed by his son in 2010. He attended David Lipscomb College and received a B.A. in business marketing from Middle Tennessee State University in 1969. Mr. Webb is Chairman of NHI's Nominating and Corporate Governance Committee, and is a member of the Audit Committee and Compensation Committee.

The Board of Directors concluded Mr. Webb should serve as a director of the Company based on his extensive real estate business experience, his leadership qualities and his independence from the Company.

Ted H. Welch (Independent Director) has served as a director of the Company since its inception in 1991. Mr. Welch serves on the Board of Directors of FirstBank, SSC Service Solutions and the U.S. Chamber of Commerce. Mr. Welch received a B.S. from the University of Tennessee at Martin, attended the Graduate School of Management at Indiana University, and has received an Honorary Doctorate degree from Freed-Hardeman University. Mr. Welch is Chairman of NHI’s Compensation Committee, and is a member of the Audit Committee and Nominating and Corporate Governance Committee.

The Board of Directors concluded Mr. Welch should serve as a director of the Company based on his extensive leadership experience, his understanding of finance and the real estate industry, and his independence from the Company.

J. Justin Hutchens was appointed Chief Executive Officer and President of the Company in March 2011. Mr. Hutchens joined NHI as the President and Chief Operating Officer in February 2009. Prior to joining NHI, he had 15 years of field operations background in the senior housing and long-term care industry including national operating experience as the Senior Vice-President & COO of Summerville Senior Living in 2003 until the Summerville merger with Emeritus Senior Living (NYSE:ESC) in 2007, at which time he was appointed the Executive Vice-President & COO of Emeritus. He holds a Master of Science in Management from Regis University and a Bachelor of Science in Human Services from the University of Northern Colorado. He completed an Executive Management Program studying Measurement and Control of Organizational Performance at the University of Michigan.

The Board of Directors concluded that Mr. Hutchens should serve as a director of the Company based on his role as Chief Executive Officer and his executive experience in the senior care industry.

Roger R. Hopkins joined NHI in 2006 and was named Chief Accounting Officer in December 2006. He has nearly 30 years of public accounting and financial management experience.  Until 2006, he was a partner in the Tennessee regional accounting firm of Rodefer Moss & Co, PLLC. He was previously a senior manager in the Nashville, Tennessee office of Deloitte & Touche. Mr. Hopkins received his B.S. degree in accounting from Tennessee Technological University in 1982 and is a Certified Public Accountant.

Kristin S. Gaines was appointed NHI’s Chief Credit Officer in February 2010.  She joined the Company as a Credit Analyst.  During her tenure with NHI, Ms. Gaines has had a progressive career in the areas of finance and operations.  Her experience has culminated in a breadth of expertise in underwriting, portfolio oversight and real estate finance.   Ms. Gaines holds an MBA and she received her B.B.A. in Accounting both from Middle Tennessee State University.

Board of Directors and Committees of the Board

Our Company has been led by Mr. W. Andrew Adams, who has served as our Chairman and Chief Executive Officer since the Company was founded in 1991.  Effective March 1, 2011, J. Justin Hutchens was named Chief Executive Officer.  Until that time, Mr. Adams was both Chairman of the Board of Directors and Chief Executive Officer. Effective March 1, 2011, we have separated those positions with Mr. Adams now Chairman of the Board of Directors and Mr. Hutchens now Chief Executive Officer. As a result, our leadership structure has changed and our Board of Directors is now comprised of Mr. Adams as Chairman of the Board, Mr. Hutchens as a director and CEO and three independent directors.  The Board of Directors has three standing independent committees with separate chairs—the Nominating and Corporate Governance Committee, Audit Committee, and Compensation Committee. Mr. Adams and Mr. Hutchens do not serve on any of these committees. The Company does not have a lead director, but our corporate governance guidelines provide that our non-management directors will meet in executive session at least annually and generally each quarter.

We believe that this new leadership structure will be effective for the Company. Our Chairman is charged with presiding over all meetings of the Board of Directors and our shareholders, and providing advice and counsel to the CEO and our Company’s other officers regarding our business and operations.  Further, our CEO and Chairman have an excellent working relationship. With over 20 years of experience with NHI and as its founder, our Chairman is well positioned to provide our CEO with guidance, advice and counsel regarding our Company’s business, operations and strategy.  We believe that having Mr. Adams as Chairman allows us to continue to draw upon Mr. Adams extensive knowledge of the REIT and healthcare industries while turning over the day to day operations of the Company to Mr. Hutchens.

Our full Board of Directors regularly engages in discussions of risk management and receives reports on risk management from members of management. Each of our Board committees also considers the risk within its areas of responsibility. Each of the independent committee chairs leads the board in its role of risk oversight with respect to such committee’s area of responsibility.  Thus, the Audit Committee leads the risk management oversight with respect to the Company’s financial statements, the Compensation Committee with respect to the Company’s compensation policies and the Nominating and Corporate Governance Committee with respect to Corporate Governance.   Each of the committees will continue to lead risk oversight with respect to such committee’s area of responsibility and the Chairman will add additional risk oversight with respect to the Company as a whole.  We believe this structure provides effective oversight of the risk management function.

The Board of Directors held 10 meetings during 2011.  All directors were present at the meetings of the Board.  The Company strongly urges, but does not require, directors to attend the Annual Meeting of Shareholders.  All directors were in attendance at the 2011 Annual Meeting.

The Board of Directors has determined that no director other than Mr. Adams and Mr. Hutchens has a material relationship with the Company.  Accordingly, Mr. McCabe, Mr. Webb and Mr. Welch are “independent” directors based on an affirmative determination by our Board of Directors in accordance with the listing standards of the New York Stock Exchange (“NYSE”) and the SEC.

The three standing committees of the Board of Directors are the Audit Committee, the Nominating and Governance Committee, and the Compensation Committee, the charters of which are provided on our website at www.nhireit.com.  Each committee is comprised of at least three independent directors, and each committee is submitting a report in this proxy statement.  Each committee adopted its respective charter, which provides that each committee elect a chairman.  The committee meetings serve as the vehicle for addressing matters at a detailed level which are then brought to the full Board of Directors for specific action.  During the Board of Directors meetings, there are regularly scheduled “Executive Sessions” of the independent directors.  A presiding director of each Executive Session meeting is elected by the independent directors in attendance.  The independent directors listed above are each members of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee.

The Board of Directors has adopted the NHI Code of Business Conduct and Ethics and the NHI Valuesline program which are described on our website.  This proxy statement contains a description of our Valuesline program under the caption “Shareholder Communications.”

The Board of Directors has determined that the chairman of the Audit Committee, Mr. McCabe, meets the SEC’s definition of  “audit committee financial expert” and all three members of the Audit Committee are “financially literate” as required by NYSE rules.  The Company has determined that Mr. McCabe is independent, as independence for audit committee members is defined under the NYSE listing standards. We maintain an internal audit function as required by NYSE rules to provide management and the Audit Committee with ongoing assessment of our risk management processes and system of internal control over financial reporting.  Since 2006, we have outsourced this internal audit function to Rodefer Moss & Co., a Tennessee regional accounting firm with significant experience in providing audit and non-audit related services to its SEC clients.

COMMITTEE REPORTS

Report of the Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee’s responsibilities include providing assistance to the Board of Directors in identifying and recommending candidates qualified to serve as directors of the Company, to review the composition of the Board of Directors, to develop, review and recommend governance policies and principles for the Company and to review periodically the performance of the Board of Directors.  The process we follow with respect to director nominations is to identify qualified individuals for Board membership and recommend them to the full Board of Directors for consideration.  This includes all potential candidates, whether initially recommended from management, other Board members or shareholders of the Company.  Nominations by shareholders should be sent to National Health Investors, Inc., Attn: Nominating and Corporate Governance Committee, 222 Robert Rose Drive, Murfreesboro, Tennessee 37129.  Any such nominations by shareholders shall include the candidate’s name, together with appropriate biographical information of the candidate and a statement as to whether the shareholder or group of shareholders making the recommendation has beneficially owned more than 5% of the Company’s common stock for at least one year as of the date the recommendation is made.  If the appropriate biographical information is provided on a timely basis we will evaluate shareholder recommended candidates by following substantially the same process, and applying the same criteria, as we follow for candidates submitted by others.

In determining whether to recommend a candidate for the Board of Directors’ consideration, we look at diversity of experience and capabilities, with greater weight given to qualifications like an understanding of the health care industry, real estate, finance and accounting.  The principal qualification of a director is the ability to act successfully on the shareholders’ behalf.  We then evaluate each nominee and do an internal rank ordering.  Existing Board members are automatically considered by us for a term renewal.  We believe that the collective diversity of experience and qualifications of the directors should provide a variety of understanding and abilities that will allow the Board of Directors to fulfill its responsibilities.  We have not paid a fee to any third party to identify, evaluate or assist in identifying or evaluating potential nominees.

The committee met one time during 2011 and on February 14, 2012 nominated Mr. Webb for re-election to the Board of Directors.  The Committee noted that no other candidates were presented for consideration to be nominated.  Our nominee was assessed and chosen in accordance with our Committee’s charter.

This report submitted by the NHI Nominating and Corporate Governance Committee.

Robert T. Webb, Chairman

Robert A. McCabe, Jr.

Ted H. Welch

Report of the Audit Committee

The primary functions of the NHI Audit Committee are to assist the Board of Directors in fulfilling its oversight responsibilities with respect to: (a) the Company's systems of internal control regarding finance, accounting, legal compliance and ethical behavior; (b) the Company's auditing, accounting and financial reporting processes; (c) the Company's financial statements and other financial information provided by the Company to its shareholders, the public and others; (d) the Company’s compliance with legal and regulatory requirements; and (e) the performance of the Company’s internal audit function and independent auditors. The Committee has the sole authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditors or nominate the independent auditors for shareholder approval. The Committee approves all audit engagement fees and terms and all non-audit engagements with the independent auditors.

During 2011, the Audit Committee met four times and all members were present at the meetings.  At the 2011 Annual Meeting, shareholders ratified the Audit Committee’s selection of BDO USA, LLP (“BDO”) as the independent registered public accounting firm for the 2011 fiscal year.  BDO was engaged to review the condensed consolidated financial statements set forth in our Quarterly Report on Form 10-Q for each of the first three quarters of 2011 and to audit the Company’s consolidated financial statements and effectiveness of internal control over financial reporting set forth in our Annual Report on Form 10-K for the year ended December 31, 2011.  Our Company’s management has the primary responsibility for the preparation of the financial statements, effectiveness of internal control over financial reporting, and the periodic filings with the SEC.

The responsibility of BDO is to express an opinion on the conformity of the Company’s audited consolidated financial statements and financial statement schedules with accounting principles generally accepted in the United States of America, and to express an opinion on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2011, based on criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and their reports dated February 15, 2012 expressed unqualified opinions thereon.

The Audit Committee (a) reviewed and discussed with management and BDO the quarterly and annual financial statements and disclosures of the Company contained in Form 10-Q and Form 10-K, respectively, (b) reviewed internal operating reports with management, and (c) made detailed inquiries of the Company’s internal auditor and independent auditor as part of the Committee’s review of the Company’s internal control over financial reporting.  During Audit Committee meetings, the members met in executive session individually with the President, the Chief Accounting Officer (who also oversees Sarbanes-Oxley §404 compliance), the internal auditor and BDO, whenever the Audit Committee deemed it appropriate.  The Audit Committee has discussed with BDO the matters required by the standards of the PCAOB (United States) and as required by SEC and NYSE rules. In addition, the Audit Committee has received from and discussed with BDO the written disclosures and letter from BDO required by the applicable requirements of the Public Company Accounting Oversight Board regarding BDO’s communications with the audit committee concerning independence and concluded that BDO remains independent from management and the Company.

In reliance on the reviews and discussions referred to above, the responsibilities outlined in the Restated Audit Committee Charter and legal requirements applicable for 2011, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited consolidated financial statements and Management’s Annual Report on Internal Control Over Financial Reporting be included in the Company's Annual Report on Form 10-K to the SEC for the year ended December 31, 2011.

This report is hereby submitted by the NHI Audit Committee.

Robert A. McCabe, Jr., Chairman

Robert T. Webb

Ted H. Welch

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under these acts.

Report of the Compensation Committee

The purpose of the Compensation Committee is to discharge the responsibilities of the Board of Directors relating to the compensation of our executive officers and to review and approve senior officers’ compensation.  The Compensation Committee met two times during 2011.  All members were present at each meeting.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

This report is hereby submitted by the NHI Compensation Committee.

Ted H. Welch, Chairman

Robert A. McCabe, Jr.

Robert T. Webb

This report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under these acts.

COMPENSATION DISCUSSION AND ANALYSIS

The objectives of our compensation programs are to actively motivate and retain qualified senior officers and other key employees who are responsible for our Company’s success.  The compensation program is designed to reward our officers for the Company’s performance as a whole and for the officer’s individual effort in achieving the Company’s goals.  Our compensation program includes the elements of (a) a base salary that is reflective of job responsibilities, expertise, and comparability to the same positions with companies in our peer group, (b) an annual bonus to reward individual effort in achieving the Company’s goals, and (c) share-based compensation to align the financial interests of our senior officers with those of our shareholders. Annual incentive (bonus) awards are designed to focus management attention on key operational goals for the current fiscal year. The key operational goals are a combination of each executive’s area of responsibility and the overall financial performance by the Company.  In approving annual bonus awards, the Compensation Committee considers, among other factors, the Company’s revenue growth and profitability, the development and expansion of its business, the executive’s work during the year, past compensation, perceived contribution to the Company, level of responsibility, and any notable individual achievements or failings in the year in question.  Those executives in a position to have a more significant impact on the financial performance of the Company are eligible to receive substantially larger bonuses than executives that are not in such a position.  Since our compensation programs have only been developed since March 2008, this is an area that the Compensation Committee is still actively reviewing and revising.  The Compensation Committee has not engaged a compensation consultant to date.

While the Compensation Committee does not engage in benchmarking with respect to the compensation paid to our named executive officers, the Compensation Committee does review the compensation of companies within our peer group.  Our peer group is eight other REITS, primarily in the healthcare industry, and includes: HealthCare Realty Trust Inc.; HCP, Inc.; Health Care REIT, Inc.; LTC Properties, Inc.; Omega Healthcare Investors, Inc.; Medical Properties Trust, Inc.; National Retail Properties, Inc.; and Ventas, Inc.  As part of the general information provided to the Compensation Committee members, a summary of the publicly disclosed prior year’s compensation paid to the Chief Executive Officer, Chief Financial Officer and Chief Operating Officer of the identified peer group was provided.  There was no specific discussion of these numbers, rather, each member of the Compensation Committee considered this information along with his own professional experience and knowledge of executive compensation practices generally.  Once the Compensation Committee determined the amount of compensation for each officer, it was observed that the total compensation expected to be paid our officers was, in each case, below the average of the peer group officers in similar positions.  The Compensation Committee specifically discussed, and concluded that we do not believe our policies and practices of compensating our employees, including non-executive officers, are reasonably likely to have a material adverse effect on the Company because such policies and practices do not relate to risk management practices and risk-taking incentives.

W. Andrew Adams

Mr. Adams continued to transition the position of Chief Executive Officer to Mr. Hutchens, which transition was completed on March 1, 2011.  Mr. Adams continued to provide consulting services, even though on a more limited basis, to the Company with respect to (i) capital formation strategy and balance sheet structure, (ii) legal issues, (iii) assisting the President with the identification and employment of individuals to fill certain key positions, (iv) ongoing Securities and Exchange Commission filings and (v) goal setting and strategic planning through March 1, 2011.  Mr. Adams was not involved in the review, analysis or negotiation of any potential new investments.  As a result of this transition, Mr. Adams’ compensation during 2011was $144,000.

Mr. Adams resigned his position as Chief Executive Officer effective March 1, 2011 as contemplated in his Consulting Agreement.  Mr. Adams continues as Chairman of the Board of Directors.  As provided in his employment agreement, Mr. Hutchens became Chief Executive Officer effective March 1, 2011.  As a result of his resignation, Mr. Adams’ Consulting Agreement was terminated effective March 1, 2011.

J. Justin Hutchens

Effective February 25, 2009, the Company appointed J. Justin Hutchens as President and Chief Operating Officer of the Company.  In connection with the appointment of Mr. Hutchens, the Company entered into an employment agreement (the “Agreement”) with Mr. Hutchens.   The Agreement has a three year term and provides an initial base salary of $380,000 and initial bonus of $380,000.  The Agreement provides for a grant of an option to purchase 100,000 shares of common stock of the Company at the market price on the date of grant on the effective date of the Agreement and on each anniversary of the effective date of the Agreement until 2018, provided he remains employed by the Company on such anniversary date.

In March 2010, the Agreement was amended to provide that Mr. Hutchens will become Chief Executive Officer of the Company when Mr. Adams resigns from such position (which occurred on March 1, 2011).  The Agreement amendment provided that the Agreement be extended until the third anniversary of the Agreement amendment and such term shall automatically be extended for an additional one year period on the first anniversary of the Agreement amendment unless 90 days prior notice is given by either party.  The Agreement amendment further provided that if his employment is terminated due to a Without Cause Termination or Constructive Discharge (as each are defined in the Agreement), the Company will pay Mr. Hutchens in a lump sum payment upon such termination an amount equal to $380,000.  If Mr. Hutchens resigns his employment with the Company during the term of the Agreement other than due to a Constructive Discharge, Mr. Hutchens will pay the Company in a lump sum an amount equal to $380,000 upon such termination.   In addition, Mr. Hutchens elected to be compensated under the Cash Performance Incentive Plan.  The Cash Performance Incentive Plan, as amended, provided a base salary of $380,000 for 2011 and provided a funds from operations (or FFO) Bonus based on the Company achieving a normalized FFO as defined in the Agreement and a Dividend Bonus based on the Company’s payment of recurring dividends as defined in the Agreement.

For 2011, the potential FFO Bonus was $325,000, provided that no FFO Bonus would be paid if the Company does not achieve a per share recurring FFO of at least $2.86 for 2011.  In addition, the Cash Performance Incentive Plan provided a minimum Dividend Bonus of $325,000 based on the Company’s payment of recurring dividends as defined in the Agreement, of at least $2.46 per share.  In no event would Mr. Hutchens receive any Dividend Bonus if the per share recurring dividend did not meet or exceed $2.46 per share, however, the Board of Directors may, in its discretion, increase the Dividend Bonus based on the amount by which the per share recurring dividend such amount.

Based on the forgoing, on February 14, 2012, Mr. Hutchens was awarded a bonus amount of $675,000.  This bonus consisted of a $325,000 recurring FFO bonus based upon the Company achieving an actual recurring FFO of $2.88 for 2011 and a $350,000 bonus based upon the Company paying a recurring dividend of $2.495 for 2011.  The Board elected to increase his Dividend Bonus by $25,000 as a result of the recurring dividend exceeding the goal of $2.46 for 2011.  In addition, on February 14, 2012, Mr. Hutchens was granted an option to purchase 100,000 shares of common stock at the closing price of our common stock on February 21, 2012.  The option was fully vested on the date of grant.

For 2012, Mr. Hutchens’ salary was increased to $400,000.  The potential FFO Bonus is $375,000, provided that no FFO Bonus will be paid if the Company does not achieve a per share normalized FFO of at least $3.03 for 2012.  In addition, the Cash Performance Incentive Plan provides a minimum Dividend Bonus of $375,000 based on the Company’s payment of recurring dividends as defined in the Agreement, of at least $2.60 per share.  In no event shall Mr. Hutchens receive any Dividend Bonus if the per share recurring dividend does not meet or exceed $2.60 per share, however, the Board of Directors may, in its discretion, increase the Dividend Bonus based on the amount by which the per share recurring dividend exceeds such amount.

Other Named Executive Officers

On February 15, 2011, Mr. Hopkins’ base salary was set at $250,000.  Mr. Hopkins’ incentive plan for 2011 provided for a bonus potential of up to $100,000 based on achieving certain goals related to timing of SEC filings and contributing to the achievement of normalized FFO and recurring dividend payout goals as disclosed above.  Mr. Hopkins’ bonus was structured such that he is entitled to a $12,500 bonus each quarter provided the Company’s first quarter 10-Q is filed by May 5, 2011; the second quarter 10-Q is filed by August 4, 2011; the third quarter 10-Q is filed by November 3, 2011 and the 2011 10-K  is filed by February 16, 2012.  Mr. Hopkins met each of those requirements and thus earned $50,000 of his bonus during the year.  On February 14, 2012, the Compensation committee granted Mr. Hopkins an additional bonus of $60,000 for a total 2011 bonus of $110,000.  The additional amount was awarded as a result of the Company achieving the recurring FFO and recurring dividend payments as described above.  In addition, on February 14, 2012, the Company granted Mr. Hopkins an option to purchase 50,000 shares of our common stock at the closing price of our common stock on February 21, 2012.  Mr. Hopkins’ option vests one third on the date of grant and one third on each of the first and second anniversary of the date of grant.  On February 14, 2012, Mr. Hopkins’ salary for 2012 was set at $262,500 and his bonus goal was set at $125,000.  His bonus goal is structured such that Mr. Hopkins will be entitled to a bonus amount of  $18,750 per quarter for achieving certain filing dates with the SEC of the Company’s 10-Q and 10-K .  In addition Mr. Hopkins will be entitled to a bonus of $25,000 if the Company achieves the recurring FFO goal described above and a bonus of $25,000 if the Company achieves the recurring dividend payment goal described above.

On February 15, 2011, Kristin S. Gaines’ base salary was set at $135,000.  Ms. Gaines’ incentive plan for 2011 provided for a bonus goal of $135,000 based on a $5,000 bonus per occurrence for achieving a two week turn-around of mailing a lease or loan document to Lessee following signing of a letter of intent and a $5,000 bonus per occurrence for achieving a closing of a lease or loan transaction with a cap of $75,000 on these bonus amounts.  In addition Ms. Gaines was entitled to a bonus of $37,500 if the Company achieves the normalized FFO goal described above and a bonus of $37,500 if the Company achieves the recurring dividend payment goal described above. Based on the foregoing, on February 14, 2012, the Compensation committee granted Ms. Gaines a bonus of $145,000 for 2011.  In addition, on February 14, 2012, the Company granted Ms. Gaines an option to purchase 50,000 shares of our common stock at the closing price of our common stock on February 21, 2012.  Ms. Gaines’ option vests one third on the date of grant and one third on each of the first and second anniversary of the date of grant.  On February 14, 2012, Ms. Gaines’ salary for 2012 was set at $142,000 and her bonus goal was set at $175,000.  Ms. Gaines’ incentive plan for 2012 is based on a $7,500 bonus per occurrence for achieving a two week turn-around of mailing a lease or loan document to Lessee following signing of a letter of intent and a $7,500 bonus per occurrence for achieving a closing of a lease or loan transaction with a cap of $95,000 on these bonus amounts.  In addition Ms. Gaines will be entitled to a bonus of $40,000 if the Company achieves the normalized FFO goal described above and a bonus of $40,000 if the Company achieves the recurring dividend payment goal described above.

Role of Executive Officers in Determining Compensation

The Compensation Committee makes all final determinations with respect to executive officers’ compensation, based on information provided by management and an appraisal of the Company’s financial status.  The Chief Executive Officer does make recommendations to the Compensation Committee relating to the compensation of executive officers who directly report to him, but the Compensation Committee has full autonomy in determining executive compensation.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally provides that compensation in excess of $1 million paid to certain executive officers is not deductible unless it is performance-based. The Compensation Committee will periodically review and consider whether particular compensation and incentive payments to the Company’s executives will be deductible for federal income tax purposes. However, the Compensation Committee retains the ability to evaluate the performance of the Company’s executives and to pay appropriate compensation, even if it may result in the non-deductibility of certain compensation under federal tax law.

2011 Summary Compensation Table

The following table sets forth the compensation earned by the Former Chief Executive Officer, Chief Executive Officer, Chief Accounting Officer and Chief Credit Officer at December 31, 2011 or during the 2011 fiscal year (collectively, the “named executive officers”) for their services in all capacities to the Company for the 2011, 2010 and 2009 fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non- Equity Incentive Plan Comp. ($)	Change in Pension Value and Nonqualified Deferred Comp. Earnings ($)	All Other Comp. ($)	Total ($)
W. Andrew Adams(2) Former Chief Executive Officer	2011 2010 2009	144,000 247,000 —	— 409,500 966,751	— — —	— — —	— 426,075 —	— — —	— — —	144,000 1,082,575 966,751
J. Justin Hutchens(2) Chief Executive Officer, President	2011 2010 2009	380,000 386,138 299,615	675,000 630,000 436,667(3)	— — —	996,380 655,500 257,300	— — —	— — —	— — 150,000(4)	2,051,380 1,671,638 1,143,582
Roger R. Hopkins Chief Accounting Officer	2011 2010 2009	250,000 246,154 218,269	110,000 100,000 75,000	— — —	495,255 275,510 178,784	— — —	— — —	1,340(5) 2,360(5) 3,450(5)	856,595 624,024 475,503
Kristin S. Gaines Chief Credit Officer	2011 2010 2009	135,000 119,615 N/A	145,000 135,000 N/A	— — N/A	495,255 275,510 N/A	— — N/A	— — N/A	1,755(5) 4,334(5) N/A	777,010 534,459 N/A

(1) Represents amounts to be expensed by us over the vesting period for grants made to executive officers.  Such grants provide our executive officers the opportunity to purchase shares of NHI common stock at some future date at the fair market value of the stock on the date of the grant.  The dollar value of the stock option grants is based on the grant date fair value.  The grant date fair value is determined in accordance with ASC Topic 718.  For additional information on the valuation assumptions with respect to the expense, refer to the Notes of NHI’s consolidated financial statements in Form 10-K for the years ended December 31, 2011, 2010 and 2009, as filed with the SEC.  The grant date fair value does not represent cash received by the executive.  Stock option grants are designed to provide long-term (up to ten years) incentives and awards linked directly to the price of our common stock.  Stock options add value to the recipient only when shareholders benefit from stock price appreciation and, as such, further align management’s interests with those of our shareholders.

(2) Mr. Adams served as Chief Executive Officer until March 1, 2011.  Mr. Hutchens served as Chief Operating Officer from February 2009 until March 1, 2011, at which time he became the Chief Executive Officer.

(3) Includes a signing bonus of $120,000.

(4) Mr. Hutchens received $150,000 in relocation payments.

(5) This amount represents the value of dividends Mr. Hopkins and Ms. Gaines received on unvested restricted stock awards.

Grants of Plan-Based Awards in 2011

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Restricted Stock Awards: Number of Shares of Stock or Units (#)	All Stock Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($/Sh) (4)
		Threshold ($)	Target ($)(1)	Maximum ($)
W. Andrew Adams(2)		—	—	—	—	—	—	—
J. Justin Hutchens	2/25/11	—	650,000	—	—	100,000(3)	46.22	9.96
Roger R. Hopkins	2/25/11	—	100,000	—	—	50,000(3)	46.22	9.91
Kristin S. Gaines	2/25/11	—	135,000	—	—	50,000(3)	46.22	9.91

(1)

Amounts represent target bonus percentages for 2011. The target amount is based on the executive achieving each bonus target described above. The amount actually paid under this non-equity incentive plan is included in the Bonus column of the Summary Compensation Table.

(2)

Mr. Adams received options as a director of the Company in 2011, which options are reflected in the Director Compensation Table.

(3) On February 25, 2011, the Company granted options to purchase 100,000 shares to Mr. Hutchens and 50,000 shares to each of Mr. Hopkins and Ms. Gaines.  These option grants provided for vesting immediately for Mr. Hutchens and on a straight-line basis on the grant date anniversary over the next two years with one-third vesting immediately for Mr. Hopkins and Ms. Gaines.  A change of control of NHI will cause the unvested options to vest immediately.

(4) The grant date fair value is determined in accordance with ASC Topic 718 and does not represent cash received by the named executive officers in 2011.  Stock option grants are designed to provide long-term (up to ten years) incentives and rewards linked directly to the price of our common stock.  Stock options add value to the recipient only when shareholders benefit from stock price appreciation and, as such, further align management’s interests with those of our shareholders.

2011 Option Exercises and Stock Vested At Fiscal Year-End

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	(Spread) Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
W. Andrew Adams	—	—	—	—
J. Justin Hutchens	49,000	348,390	—	—
Roger R. Hopkins	45,834	721,527	500	22,645
Kristin S. Gaines	50,000	705,679	1,175	55,470

2011 Outstanding Equity Awards at Fiscal Year-End

		Options Awards			Restricted Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
W. Andrew Adams(1)	—	—	—	—	—	—
J. Justin Hutchens	50,000 100,000	—	37.33 46.22	3/19/2020 2/25/2016	—	—
Roger R. Hopkins	16,666	2,500 16,668 33,334	29.24 34.48 46.22	2/4/2013 3/19/2020 2/25/2016	500	21,990
Kristin S. Gaines	2,500 16,666	2,500 16,668 33,334	29.24 34.48 46.22	2/4/2013 3/19/2020 2/25/2016	500	21,990

(1)

Mr. Adams received options as a director of the Company in 2011, which options are reflected in the Director Compensation Table.

Potential Payments upon Termination or Change-in-Control

Mr. Hutchens is the only executive officer that has an employment agreement.   Under Mr. Hutchens’ employment agreement, if there had been a Without Cause Termination (or Constructive Discharge) on December 31, 2011, Mr. Hutchens would have been entitled to a severance payment equal to $380,000.  In the event Mr. Hutchens voluntarily terminates his employment with the Company, other than pursuant to a Constructive Discharge, he would be obligated to pay the Company $380,000.  Mr. Hutchens had no unvested options as of December 31, 2011.

Mr. Hutchens’ employment agreement provides that Mr. Hutchens would be granted an option to purchase 100,000 shares of common stock on February 25th of each year until February 2018 provided that Mr. Hutchens remains employed by NHI on that date, priced at the fair market price of NHI’s common stock on the date granted. In the event there is a change in control (as defined below) of NHI and Mr. Hutchens does not remain the CEO of the surviving entity, upon the closing of such change in control transaction, Mr. Hutchens will receive a grant of stock with a value equal to the spread between the price of NHI stock on the day prior to the announcement of the change in control transaction and the per share value received by the NHI shareholders in the change in control transaction. This would apply to each 100,000 option required to be granted under his agreement that has not been granted as of the date of the change in control. NHI’s stock was trading at $43.98 per share at December 31, 2011.  As an example, if a change of control event occurred on December 31, 2011 and that event provided the NHI shareholders will receive a value of $50 per share; Mr. Hutchens would receive 12,040 shares of NHI stock for each of the seven options to purchase 100,000 shares that had not been granted as of December 31, 2011, for a total of 84,280 shares of NHI stock. If NHI is not the surviving entity, Mr. Hutchens would receive the number of shares of the surviving entity that equal the number of shares he would have received for such NHI shares in the change in control transaction if the NHI stock had been issued to him immediately prior to the change in control transaction. However, in the event that Mr. Hutchens remains the CEO of the surviving entity following the change in control transaction, his employment agreement would continue as in effect at such time, including the right to receive any remaining option grants and the grant of shares described above would not occur.

The term “change in control” means (i) the acquisition, directly or indirectly, of the beneficial or record ownership of more than fifty percent (50%) of the outstanding voting power of the Company (by operation of law or otherwise) by any Person, provided, however, that the merger or consolidation of the Company with another entity as a result of which more than 50% of the outstanding voting securities of the surviving or resulting entity (or of the parent entity of such resulting or surviving entity) shall be owned in the aggregate by the former owners of the Company, as the same shall have existed immediately prior to such merger or consolidation, shall not constitute a Change of Control, (ii) the sale of all or substantially all of the assets of the Company and its subsidiaries in one or more transactions, or (iii) the merger or consolidation of the Company with another entity as a result of which less than fifty percent (50%) of the outstanding voting securities of the surviving or resulting entity (or of the parent entity of such resulting or surviving entity) shall be owned in the aggregate by the former owners of the Company, as the same shall have existed immediately prior to such merger or consolidation; or (iv) a majority of members of the Board are replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.

At December 31, 2011, Mr. Hopkins held unvested options to purchase 52,502 shares of common stock and Ms. Gaines held unvested options to purchase 52,502 shares of common stock.  The 2005 Stock Option Plan provides that a dissolution or liquidation of the Company or a merger, consolidation or acquisition in which the Company is not the surviving corporation shall cause the vesting date of each outstanding option to accelerate.  Thus, if such an event had occurred at December 31, 2011, Mr. Hopkins would have received value equal to $195,196 and Ms. Gaines would have received value equal to $195,196 based on the number of unvested options that would have vested upon such event multiplied by the difference between the exercise price of such unvested options and $43.98, the closing market price of the Company’s common stock on December 31, 2011.

Equity Compensation Plans

The 2005 Stock Option Plan.  The maximum number of shares of Company common stock which may be awarded and delivered under the 2005 Stock Option Plan is 1,500,000 shares.  Options granted under the 2005 Stock Option Plan may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code (“Code”), or non-statutory stock options. The 2005 Stock Option Plan also continues the long-standing automatic grant of non-statutory options to the independent directors of the Board.  Pursuant to the terms of the 2005 Stock Option Plan, independent directors will receive the option to purchase 15,000 shares once a year at the closing price of the shares on the third business day after the

Company releases earnings for the prior year.  The stock options are non-transferable except with Board approval and the maximum term is ten years from the date of grant. The Board of Directors is authorized to specify other terms and conditions of the grants. The options are granted at the fair market value of the Company’s common stock on the date of grant.

The Compensation Committee may grant Stock Appreciation Rights (“SAR”) and Restricted Stock Awards under the 2005 Stock Option Plan.  The terms and conditions of each SAR or Restricted Stock Award granted under the 2005 Plan shall be as specified by the Committee, in its sole discretion and must be set forth in a written agreement between the Company and the participant, and shall be clearly identified therein as a SAR or Restricted Stock Award.

Incentive stock options may be granted only to employees of the Company or its subsidiaries. Non-statutory stock options, restricted stock awards and stock appreciation rights awards may be granted under the 2005 Stock Option Plan to employees and consultants of the Company, its affiliates and subsidiaries, as well as to persons to whom offers of employment as employees have been granted.

We determine when options become exercisable. The means of payment for shares issued upon exercise of an award will be specified in each award agreement.  Under the 2005 Stock Option Plan, the exercise price may be payable in cash or by tendering shares of stock acceptable to us valued at fair market value as of the day of exercise, or in any combination thereof, provided, however, unless otherwise determined by us, no shares may be tendered unless such shares have been held by the participant for six (6) months or more.  In addition, we may permit a participant to elect to pay the exercise price upon the exercise of an incentive stock option or non-qualified stock option by irrevocably authorizing a third party to sell shares of stock (or a sufficient portion of the shares) acquired upon exercise of the incentive stock option or non-qualified stock option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.  For non-qualified stock options and stock received from restricted stock awards or upon the exercise of stock appreciation rights, the option holder or stock recipient must also pay the Company, at the time of purchase, the minimum amount of federal, state, and local withholding taxes required to be withheld by the Company.

The federal income tax consequences to the Company, its affiliates and their employees of awards under the 2005 Stock Option Plan are complex and subject to change. There typically will be no federal income tax consequences to a participant or to us upon the grant of an incentive stock option. If the participant holds shares acquired through the exercise of an incentive stock option for the later of two years after the date the option was granted or one year after exercise of the option, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the participant disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he/she will realize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount, subject to certain limitations under Section 162(m) of the Internal Revenue Code. While the exercise of an incentive stock option does not result in current, taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the participant's alternative minimum tax income.

Non-qualified stock options granted under the 2005 Stock Option Plan do not qualify as “incentive stock options” and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a non-qualified option. However, upon its exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and other employee withholding taxes.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a non-qualified stock option or a sale or disposition of the shares acquired upon the exercise of a non-qualified stock option. However, upon the exercise of a non-qualified stock option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

At December 31, 2011, there were 360,635 shares available for grant under the 2005 Stock Option Plan.  At December 31, 2011, there were options to purchase 490,156 shares of common stock granted under the 2005 Stock Option Plan.

The 1997 Stock Option Plan.  The 1997 Stock Option Plan terminated in 2007 and no new options may be granted under the 1997 Stock Option Plan.  As of December 31, 2011, there remained options to purchase 19,266 shares of common stock granted under the 1997 Stock Option Plan that are exercisable.  Options granted under the 1997 Stock Option Plan may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code (“Code”) or non-statutory stock options. The stock options are non-transferable except by will, family gift, or the laws of descent and distribution, and the maximum term is ten years from the date of grant.

The means of payment for shares issued upon exercise of an award generally will be specified in each award agreement, and the Board of the Company may permit the exercise price to be paid by the participant, in whole or in part, with previously issued Common Stock of the Company.

The federal income tax consequences to the Company, its affiliates and their employees of awards under the 1997 Stock Option Plan are complex and subject to change. There typically will be no federal income tax consequences to a participant or to us upon the grant or exercise of an incentive stock option. If the participant holds shares acquired through the exercise of an incentive stock option for the later of two years after the date the option was granted or one year after exercise of the option, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the participant disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he/she will realize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount, subject to certain limitations under Section 162(m) of the Internal Revenue Code. While the exercise of an incentive stock option does not result in current, taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the participant's alternative minimum tax income.

Non-qualified stock options granted under the 1997 Stock Option Plan do not qualify as “incentive stock options” and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a non-qualified option. However, upon its exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and other employee withholding taxes.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a non-qualified stock option or a sale or disposition of the shares acquired upon the exercise of a non-qualified stock option. However, upon the exercise of a non-qualified stock option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Equity Compensation Plan Information.  The following table provides aggregate information as of December 31, 2011, with respect to shares of common stock that may be issued under our existing equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans [excluding securities reflected in column(a)]
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1997 Plan: 19,266 2005 Plan: 490,156	$42.03	1997 Plan: -0- 2005 Plan: 360,635
Equity compensation plans not approved by security holders	None	N/A	N/A
Total	509,422	$42.03	360,635

Director Compensation

During 2011, the independent directors received compensation for their Board service in the amount of $4,000 per meeting attended, plus fully vested options to purchase 15,000 shares of Company stock based on the closing price of NHI’s shares on February 22, 2011, the date of grant.  Mr. Adams became eligible to participate in this director compensation in 2011.  Mr. McCabe received an additional $1,000 per meeting of the Audit Committee.  The automatic grant of options to our independent directors has previously been approved by our shareholders.  Additionally, the Company reimburses all directors for travel expenses incurred in connection with their duties as directors of the Company.

Our review of the Peer Group indicated that our director compensation is on the lower end of the compensation paid directors by the other companies in our peer group.  We do not pay any retainer fees and only compensate Directors for meetings attended.  In addition, as our option grants only have value if the Company’s stock price increases, we believe our director compensation package is reasonable.  Mr. Hutchens did not receive any additional compensation as a Director of the Company.

2011 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards (1) ($)	Non-Equity Incentive Plan Comp. ($)	Change in Pension Value and Nonqualified Deferred Comp. Earnings	All Other Comp. ($)	Total ($)
W. Andrew Adams	40,000	-0-	146,964	-0-	-0-	-0-	186,964
Ted H. Welch	40,000	-0-	146,964	-0-	-0-	-0-	186,964
Robert T. Webb	40,000	-0-	146,964	-0-	-0-	-0-	186,964
Robert A. McCabe, Jr.	44,000	-0-	146,964	-0-	-0-	-0-	190,964

(1) This represents the amount of stock compensation expense recorded by the Company in 2011 for the automatic grant (each year) of 15,000 option shares to each independent director on the third day following the Company’s annual earnings release.  The exercise price of the options is the closing price of our common stock on the NYSE on the day the options are granted.  The options vest immediately.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

The aggregate professional fees billed by BDO for each of the following categories of services for the past two years are set forth below:

	2011	2010
Audit Fees (audit of annual financial statements and disclosures in Form 10-K; review of financial statements and disclosures in Form 10-Q; Sarbanes-Oxley 404 attestation services)	$ 319,608(1)	$464,662(1)
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

(1)

Fees for services related to the audit of the Company’s consolidated financial statements and internal control over financial reporting of $319,608 and $317,308, respectively, for 2011 and 2010, and fees in connection with the Company’s comfort letters for offerings in 2011 and 2010 of  $0 and $147,354, respectively.

The Audit Committee exercised its responsibility to pre-approve all services provided by BDO within the categories listed above.  The Audit Committee delegates to the Chairman of the Committee the authority to pre-approve fees for services to be provided by BDO until a formal annual audit plan and fee estimate is presented to a regularly scheduled meeting of the Audit Committee for review and approval.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company’s Compensation Committee currently consists of Mr. Welch, Mr. McCabe and Mr. Webb.  No interlocking relationship exists between the members of the Company's Board of Directors or Compensation Committee and the Board of Directors or Compensation Committee of any other company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934 as amended requires our executive officers, directors, and persons who own more than ten percent of a registered class of our equity securities to file statements with the SEC and the NYSE of initial reports of ownership and reports of changes in ownership of such equity securities.  Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to file these reports within two business days of the transaction, and to furnish us with copies of all such forms they file.

To our knowledge, and based solely on review of the copies of such forms furnished to us and written representations that no other reports were required, we believe that during the fiscal year ended December 31, 2011, all filing requirements applicable to our executive officers, directors, and persons who beneficially own more than ten percent of our common stock were fulfilled and timely filed, except Mr. Welch realized that he had failed to report two gifts of stock, one given in December 2009 and the other in December of 2010.  On January 26, 2012 Mr. Welch filed a Form 4 which reported these two gifts.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

National HealthCare Corporation

Of the 118 health care facilities in which we have investments as part of our continuing operations, 41 facilities are currently leased under operating leases to NHC, a publicly-held company and our largest customer.  W. Andrew Adams is on the Board of Directors of NHC and his brother, Robert Adams is Chairman of its Board of Directors and the Chief Executive Officer.  Our rental income from NHC in 2011 was $35,996,000 and in 2010 was $ 35,212,000.

On October 17, 1991, concurrent with NHC’s conveyance of 43 properties to us, we leased to NHC 40 long-term care facilities and 3 independent living facilities.  The master lease with NHC is a "triple net lease" under which NHC is responsible for paying all taxes, utilities, insurance premium costs, repairs and other charges relating to the ownership of the facilities.  NHC is obligated at its expense to maintain adequate insurance on the facilities’ assets.

On December 27, 2005, under an amendment to the original master lease, NHI and NHC agreed to a lease extension to cover the remaining 41 facilities.  The 41 facilities include 4 centers leased to other parties, the lease payments of which are guaranteed to us by NHC under the Master Lease.  The 15 year lease extension began January 1, 2007, and includes 3 additional 5-year renewal options, each at fair rental value of such leased property as negotiated between the parties and determined without including the value attributable to any improvements to the leased property, voluntarily made by the tenant at its expense.  Under the terms of the lease, base rent for 2007 was $33,700,000 with additional percentage rent being equal to 4% of the increase in the gross revenue of each facility over a 2007 base year.  In 2011, 2010 and 2009, we recognized percentage income of $2,296,000, $1,511,000 and $1,082,000, respectively.

At December 31, 2011, NHC owned 1,630,462 shares of our common stock.

Pinnacle Financial Partners

We have a primary banking relationship with Pinnacle Financial Partners (“Pinnacle”), the fourth largest bank in the Nashville market area.  Mr. McCabe is Chairman of the Board of Directors of Pinnacle and, based upon the advice of our legal counsel, our banking relationship with Pinnacle is not prohibited by law or regulation.

In addition, Pinnacle is a participating bank in our 2011 Credit Agreement.  Wells Fargo Bank is the administrative agent of the Credit Agreement and the primary lender.  Pursuant to the Credit Agreement, Pinnacle committed to fund a maximum of $20,000,000 of the $200,000,000 credit facility. Our Board of Directors has reviewed these relationships between the Company and Pinnacle and determined that Mr. McCabe remains an independent director in compliance with the NYSE rules.

Policy regarding Related Party Transactions

The Company has a policy that any transactions between NHI and its officers, directors and affiliates will be on terms as favorable to NHI as can be obtained from unaffiliated third parties. Such transactions with such persons will be subject to approval by the Audit Committee of the Board.

PROPOSAL I

ELECTION OF DIRECTORS

Pursuant to our Articles of Incorporation, the directors have been divided into three groups.  Each group is elected for a three-year term and only one group is up for election each year.   The Company’s Articles of Incorporation provide that the number of directors to be elected by the shareholders shall be at least three and not more than 15, as established by the Board of Directors from time to time. The number of directors has been set at five.  Thus, one director has been nominated for re-election at the May 10, 2012 Meeting for a term of three years or until his successor is duly elected and qualified.  On February 14, 2012, the Board’s Nominating and Corporate Governance Committee recommended and the full Board nominated Mr. Webb for re-election to the Board of Directors.  Unless authority to vote for the election of Mr. Webb has been specifically withheld, your proxy holder intends to vote for the election of Mr. Webb to hold office as a director for a term of three years or until his successor has been duly elected and qualified.

If Mr. Webb becomes unavailable for any reason (which event is not anticipated), the shares represented by the enclosed proxy may (unless such proxy contains instructions to the contrary) be voted for such other person as may be determined by the proxy holder, to the extent permitted under the Federal securities laws.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF

MR. WEBB AS PROVIDED IN PROPOSAL I.

PROPOSAL II

AUTHORIZE AND APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION

The Board of Directors has approved, subject to shareholder approval, an amendment to the Articles of Incorporation (the “Charter”) of the Company to increase the number of shares of common stock, par value $0.01 per share that the Company has the authority to issue from 40,000,000 shares to 100,000,000 shares. As of the Record Date, there were 27,781,594 shares of common stock issued and outstanding, leaving 12,218,406 authorized shares of common stock available for future issuance, of which 724,224 shares are reserved for issuance under the 2005 Stock Option Plan.

The Board of Directors believes that the availability of additional shares is essential for the Company to successfully pursue its investment strategy. It will also enhance the Company’s flexibility in connection with general corporate purposes, such as equity offerings, stock splits, stock dividends and acquisitions or mergers. At the same time, the Board of Directors recognizes the potential dilutive impact issuing additional shares will have on the outstanding shares. The Board of Directors believes that the proposed increase in the authorized shares of common stock strikes an appropriate balance between these important interests. The Board of Directors will determine whether, when, and on what terms the issuance of shares may be warranted in connection with any of the foregoing purposes.

The Company has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of common stock resulting from the proposed increase in authorized shares. The additional shares of common stock will be available for issuance by the Board of Directors for various corporate purposes, including but not limited to, stock splits, stock dividends, grants under employee stock plans, financings, potential strategic transactions, including mergers, acquisitions, strategic partnerships, joint ventures, divestitures, and business combinations, as well as other general corporate transactions, although the Company has no present plans to use them in any such regard.

Capital-raising is an essential part of the Company’s investment strategy. If the Company is unable to issue additional shares of common stock, or securities convertible into common stock, (1) it may have difficulty raising funds to complete future investments or meet obligations and commitments as they mature (depending on its access to other sources of capital), and/or (2) it may be forced to limit future investments or alter its capitalization structure and increase leverage in order to finance future investments and obligations. These adjustments to the Company’s investment strategy may limit the Company’s ability to generate earnings growth and increase stockholder value.

The availability for issuance of additional shares of common stock could enable the Board of Directors to render more difficult or discourage an attempt to obtain control of the Company. For example, by increasing the number of outstanding shares, the interest of the party attempting to gain control of the Company could be diluted. Also, the additional shares could be used to render more difficult a merger or similar transaction. However, in order to protect the Company’s status as a real estate investment trust, the Company’s By-Laws provide that no person may acquire securities that would result in the direct or indirect beneficial ownership of more than 9.9% of the Company’s common stock or more than 9.9% in value of the Company’s outstanding capital stock by such person (unless an exemption is granted to such person by the Board of Directors). Consequently, the approval of the proposed amendment should have little incremental effect in discouraging unsolicited takeover attempts.

If the proposed amendment is approved, all or any of the authorized shares of common stock may be issued without further action by the stockholders and without first offering such shares to the stockholders for subscription. The issuance of shares otherwise than on a pro-rata basis to all current stockholders would reduce current stockholders’ proportionate interests. However, in any such event, stockholders wishing to maintain their interests may be able to do so through normal market purchases.

The Board of Directors has unanimously adopted resolutions approving and recommending to the shareholders for their approval the Charter amendment.  Two thirds of the shares of common stock issued and outstanding is required for the approval of the Charter amendment.  The Board of Directors recommends a vote for the above proposal to approve the amendment to the Articles of Incorporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL II.

PROPOSAL III

APPROVAL OF THE 2012 STOCK INCENTIVE PLAN

At the Meeting, the shareholders will be requested to approve the National Health Investors, Inc. 2012 Stock Incentive Plan (the “2012 Plan”). The shares authorized for awards under the Company’s 1997 Stock Option Plan have been exhausted, and of the shares authorized for awards under the 2005 Stock Option Plan, less than 21,000 shares will remain for additional awards after accounting for new grants that the Company awarded on February 21, 2012 under the 2005 Stock Option Plan, thus the Board of Directors  recommends approval of the new 2012 Plan to allow the Company flexibility in the Company’s overall compensation program and to promote the interests of the Company by providing incentives and rewards to employees, officers, directors, and consultants who are primarily responsible for the management, growth and financial success of the Company. For these reasons, the Board of Directors has unanimously adopted resolutions approving, and recommending to the shareholders for their approval, the 2012 Plan. A copy of the 2012 Plan is attached hereto as Appendix A.

Description of the Plan

General.    The purposes of the 2012 Plan are to (i) attract and retain the best available individuals for positions of substantial responsibility; (ii) motivate such individuals, by means of appropriate incentives, to achieve long range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify the interests of such individuals with those of the Company’s other shareholders by offering options to purchase the Company’s common stock and stock appreciation rights based on the increase in the value of the Company’s common stock, thereby promoting the long term financial interest of the Company and its subsidiaries, including the growth in value of the Company’s equity and enhancement of long-term shareholder return.

Administration.    The 2012 Plan will be administered by the Board of Directors or the Compensation Committee of the Board (hereafter, the “Committee”).

Shares Subject to the 2012 Plan.    The maximum number of shares of Company common stock which may be awarded and delivered under the 2012 Plan is 1,500,000. The shares issued under the 2012 Plan may be currently authorized but unissued shares of common stock or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions. Shares representing Attached SARs, as defined below, shall only be counted against the maximum as either shares representing Options outstanding or SARs outstanding, but not as both.  In addition, if any award granted under the 2012 Plan expires or terminates for any reason without having been exercised in full, shares are exchanged (either actually or constructively) to pay the exercise price, shares are withheld to satisfy the withholding obligation of the recipient or shares are repurchased or reacquired the Company, the shares of common stock with respect to which such award was not exercised that expired, terminated, exchanged, repurchased or reacquired by the Company will again be available for issuance in connection with new awards under the 2012 Plan.  Notwithstanding the foregoing, the maximum number of shares of Company stock which may be awarded and delivered under the 2012 Plan that are intended to qualify as ISOs is 1,500,000.  Further provided, however, that the discussion above with respect to expired, terminated, exchanged, repurchased or reacquired shares applies only with respect to ISOs to the extent that it will not cause an ISO to fail to qualify as an incentive stock option under section 422 of the Code. The Plan is also intended to satisfy the provisions of section 162(m) of the Code and qualify as performance based compensation as provided in such section.  The maximum number of shares that may be subject to Options, Stock Appreciation Rights or any combination thereof granted under the Plan in any calendar year to an individual recipient is 250,000.

New Plan Benefits.    Because benefits under the 2012 Plan will depend on the Committee’s actions and the fair market value of common stock at various future dates, it is not possible to determine the benefits that will be received by officers and other employees if the 2012 Plan is approved by the shareholders. No benefits have been granted under the 2012 Plan as of the date hereof.

Options. Options granted under the 2012 Plan may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code (“Code”), or non-statutory stock options. The 2012 Plan also continues the long-standing automatic grant of non-statutory options to the disinterested directors of the Board. Pursuant to the terms of the 2012 Plan, disinterested directors will receive the option to purchase 15,000 shares once a year on the third business day after the Company releases earnings for the prior year with an exercise price equal to the closing price of the shares on the date of grant. The Board of Directors is authorized to specify other terms and conditions of the grants.

Stock Appreciation Rights.    The Committee may grant Stock Appreciation Rights (“SAR”) awards under the 2012 Plan. The terms and conditions of each SAR granted under the Plan shall be specified by the Committee, in its sole discretion, shall be set forth in a written agreement between the Company and the participant in such form as the Committee shall approve, and shall be clearly identified therein as a SAR.

Upon exercise of a SAR, the participant will be entitled to receive the excess of the fair market value on the exercise date of the Company common shares underlying the SAR over the aggregate base price applicable to such shares; provided that the base price per share may not be less than the fair market value of such shares on the grant date. Distributions to the participant may be made in common stock, in cash, or in a combination of stock and cash, as determined by the Committee.

A SAR may also be granted simultaneously with a non-qualified option (an “Attached SAR”). An Attached SAR may only be exercised to the extent the non-qualified option to which it relates is exercised. The exercise of an Attached SAR will cancel the related non-qualified option for a like number of shares, and the exercise of the related non-qualified option will cancel an Attached SAR for a like number of shares.

A SAR will not be granted unless the Committee first obtains an opinion of counsel that such grant does not invoke the provisions of Section 409A of the Code.

Eligibility.    Incentive stock options may be granted only to employees of the Company or its subsidiaries. Non-statutory stock options and SARs may be granted under the 2012 Plan to employees and non-employees that are providing services to the Company or its subsidiaries, whether as a director or consultant. The Committee, in its discretion, will select the individuals to whom options and SARs will be granted, the time or times at which such awards are granted, and the number of shares subject to each grant.  Currently the Company employs nine people, of whom three are officers, and the

Board of Directors includes five directors, of which one is also an officer of the Company, all of whom will be eligible to receive grants under the 2012 Plan. No consultants have been identified who are expected to participate in the 2012 Plan.

Terms and Conditions of Awards.    Each award is to be evidenced by an award agreement between the Company and the individual participant and is subject to the following additional terms and conditions:

Exercise Price.    The Committee will determine the exercise price for the shares of common stock underlying each award at the time the award is granted. The exercise price for shares under an incentive stock option may not be less than 100% (or 110%, if  the grantee is the owner (actually or constructively) of more than 10% of the total combined voting power of all classes of stock of the Company) of the fair market value of the common stock on the date such option is granted. The fair market value price for a share of Company common stock underlying each award is the closing price per share on the New York Stock Exchange on the date the award is granted.

Exercise of Award; Form of Consideration.     The Committee will determine when options and SARs granted under the 2012 Plan become exercisable. With respect to incentive stock options, and unless otherwise specified in the applicable award agreement, with respect to non-qualified stock options and SARs, an award may not be exercised following the termination of the grantee’s employment except under the following conditions. Awards remain exercisable for 180 days following termination of the grantee’s employment on account of permanent and total disability or death of the grantee. In the case of the grantee’s death, the award may be exercised by the executor or administrator of the grantee’s estate or any person who has acquired the option or SAR from the grantee pursuant to the grantee’s will or the laws of descent and distribution or as otherwise permitted under the 2012 Plan and applicable award agreement. In each case the award may only be exercised to the extent it was exercisable as of the date the employee ceased to be employed by the Company. In the event the employee is terminated for “cause”, the employee’s right to exercise any award, whether vested or unvested, will terminate upon notice of discharge. “Cause” is defined under the 2012 Plan to include final conviction of a felony, nonacceptance of office, or conduct prejudicial to the interests of the Company.

The means of payment for shares issued upon exercise of an award will be specified in each award agreement. Under the 2012 Plan, the exercise price may be payable in cash or by tendering shares of stock acceptable to the Committee valued at fair market value as of the day of exercise, or in any combination thereof, as determined by the Committee.  In addition, the Committee may permit a participant to elect to pay the exercise price upon the exercise of an incentive stock option or non-qualified stock option by irrevocably authorizing a third party to sell shares of stock (or a sufficient portion of the shares) acquired upon exercise of the incentive stock option or non-qualified stock option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. For non-qualified stock options and stock received upon the exercise of stock appreciation rights, the option holder or stock recipient must also pay the Company, at the time of purchase, the amount of federal, state, and local withholding taxes required to be withheld by the Company.

Nontransferability of Awards.     Except as otherwise provided by the Committee, awards under the Plan are not transferable except (a) by last will and testament or the laws of descent and distribution upon the grantee’s death or (b) with respect to non-qualified stock options and SAR awards, which may be transferable (i) to members of the grantee’s immediate family (or to one or more trusts or certain partnerships or limited liability companies formed for the benefit of such family members); or (ii) to IRS-qualified educational, charitable or religious foundations or institutions; in each case only if (y) the applicable award agreement permits such a transfer and (z) the transferor receives no consideration for the transfer.

Other Provisions.    An award agreement may contain other terms, provisions, and conditions not inconsistent with the 2012 Plan, as may be determined by the Committee.

Adjustments upon Changes in Capitalization, Merger or Sale of Assets.    In the event that the Company’s stock changes by reason of stock dividends, stock splits, reverse stock splits, subdivisions, consolidations or other similar events; the Company engages in a transaction to which section 424 of the Code applies; or there occurs any other event that in the judgment of the Committee necessitates such action, the Company may make appropriate adjustments in the number and class of shares of stock subject to the 2012 Plan, the number and class of shares of stock subject to any award outstanding under the 2012 Plan, and the exercise price for shares subject to any such outstanding award.

In the event of a dissolution of the Company, liquidation or sale of substantially all of the assets of the Company, or a merger or other reorganization of the Company in which the Company is not the surviving entity or survives only as a subsidiary of another entity, whether or not such event constitutes a Change in Control, as defined in the Plan, the vesting date of each outstanding Option shall accelerate and be exercisable within 60 days prior to such occurrence in whole or in part.

Except to the extent that the previous paragraph controls the disposition, vesting, settlement, exchange or other treatment of any award, in the event of a Change in Control, as defined in the 2012 Plan, in which the Company is the surviving entity, all awards will be subject to the treatment as provided in the transaction documents, including revision, cancellation, conversion or other modification, provided, however, if the awards are cancelled, the grantee will be entitled to the same consideration or its equivalent in cash on vested awards.

Notwithstanding the foregoing, to the extent the grantee would realize less income, net of taxes, after deducting the amount of excise taxes that would be imposed pursuant to Section 4999 of the Code than if the accelerated vesting of that portion of the award did not occur. Any portion of any award remaining unvested as a result of such exception will, in the event the Company is not the surviving entity following the transaction or survives only as a subsidiary or is otherwise controlled by the successor entity, will be assumed by such successor entity or be converted into an award for an option or SAR, as applicable, of the common stock of the surviving entity.

Company’s Repurchase Right.  If any recipient ceases to be employed by the Company or its subsidiaries for any reason, the Company may repurchase any shares held by the recipient or his legal representative that were received by such recipient upon exercise of any options or SARs at a price per share equal to the exercise price of such options or SARs. This repurchase right expires six years after the date the applicable option or SAR was granted.

Amendment and Termination of the 2012 Plan.    The Board of Directors may amend, alter, suspend or terminate the 2012 Plan, or any part thereof, at any time and for any reason, provided, however, that without the approval of the holders of a majority of the outstanding shares of common stock of the Company entitled to vote thereon at a shareholders’ meeting, the Board of Directors may not amend the 2012 Plan to (i) increase the number of shares of common stock that may be issued under the 2012 Plan (except in connection with an adjustment as described above), (ii) increase the benefits accruing to any participant under the 2012 Plan, including any decrease in the minimum exercise price specified by the 2012 Plan, (iii) change the class of persons eligible to receive awards under the 2012 Plan, or (iv) make any other change as it relates to incentive stock options that requires shareholder approval under the Internal Revenue Code. However, the Company shall obtain shareholder approval for any amendment to the 2012 Plan to the extent necessary and desirable to comply with applicable laws. No such action by the Board of Directors or shareholders may alter or impair any award previously granted under the 2012 Plan without the written consent of the applicable participant. The 2012 Plan will only be effective if approved by the shareholders of our Company, but if approved, will be effective as of the date the 2012 Plan was approved by the Board of Directors. The 2012 Plan will be unlimited in duration and, in the event of termination, will remain in effect as long as any awards under it are outstanding; provided, however, that no awards may be granted under the 2012 Plan after the ten (10) year anniversary of the effective date.

Federal Income Tax Consequences Relating to the 2012 Plan

The federal income tax consequences to the Company and its employees of awards under the 2012 Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the 2012 Plan. Recipients of awards under the 2012 Plan should consult their own tax advisors since a taxpayer’s particular situation may be such that some variation of the rules described below will apply.

As discussed above, several different types of awards may be issued under the 2012 Plan. The tax consequences related to the issuance of each is discussed separately below.

Options

As noted above, options granted under the 2012 Plan may be either incentive stock options or non-qualified stock options. Incentive stock options are options which are designated as such by the Company and which meet certain requirements under Section 422 of the Code and the regulations thereunder. Any option which does not satisfy these requirements will be treated as a non-qualified stock option.

Incentive Stock Options. There typically will be no federal income tax consequences to a participant or to the Company upon the grant or exercise of an incentive stock option. If the participant holds shares acquired through the exercise of an incentive stock option for the later of two years after the date the option was granted or one year after exercise of the option, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the participant disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, the participant will realize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount, subject to certain limitations under Section 162(m) of the Internal Revenue Code. While the exercise of an incentive stock option does not result in current, taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the participant’s alternative minimum tax income.

Non-qualified Stock Options. Non-qualified stock options granted under the 2012 Plan do not qualify as “incentive stock options” and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a non-qualified option. However, upon its exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and other employee withholding taxes.

The optionee’s basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the optionee’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a non-qualified stock option or a sale or disposition of the shares acquired upon the exercise of a non-qualified stock option. However, upon the exercise of a non-qualified stock option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Stock Appreciation Rights

Generally, the recipient of a SAR will not recognize any taxable income at the time the award is granted. Upon the settlement of the SAR, if the employee receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the employee at the time that it is received. If the employee receives the appreciation inherent in the SARs in stock, the employee will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the employee for the stock.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the exercise of a SAR, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

If the SAR is settled in stock, and the amount a recipient receives upon disposition of the stock that the recipient acquired by exercising the SARs is greater than the fair market value of the stock when the recipient exercised the SARs, the excess will be treated as a long-term or short-term capital gain, depending on whether the recipient held the stock for more than one year after he or she acquired the stock by exercising the SARs. Conversely, if the amount a recipient receives upon disposition of the stock that the recipient acquired by exercising the SARs is less than the fair market value of the stock when the recipient exercised the SARs, the difference will be treated as a long-term or short-term capital loss, depending on whether the recipient held the stock for more than one year after he or she acquired the stock by exercising the SARs.

Vote Required and Board Recommendation

The affirmative vote of holders of a majority of the shares of common stock cast in person or by proxy at the meeting is required for approval of the 2012 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL III.

ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), enables the Company’s shareholders to vote to approve, on an advisory (nonbinding) basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.  The Company is asking its shareholders to indicate their support for its named executive officer compensation as described in this proxy statement.  This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to express their views on the compensation paid to the Company’s named executive officers.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company's named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, the Company is asking its shareholders to vote “FOR” the following resolution at the Meeting:

“RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement for the 2012 Annual Meeting of Shareholders, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”

We believe that our executive compensation is designed to reward our officers for the Company’s performance as a whole and for the officer’s individual effort in achieving the Company’s goals.  Our compensation program includes the elements of (a) a base salary that is reflective of job responsibilities, expertise, and comparability to the same positions with companies in our peer group, (b) an annual bonus to reward individual effort in achieving the Company’s goals, and (c) share-based compensation to align the financial interests of our senior officers with those of our shareholders. Annual incentive (bonus) awards are designed to focus management attention on key operational goals for the current fiscal year and are significantly tied to the Company’s achievement of recurring funds from operation and recurring dividend payment goals.  We believe that these goals are aligned with the interests of our shareholders.

The “say-on-pay” vote is advisory, and therefore is not binding on the Company, the Compensation Committee or the Board of Directors.  However, the Board of Directors and the Compensation Committee value the opinions of our shareholders and, to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, will consider the shareholders’ concerns and the Board of Directors and Compensation Committee will evaluate whether any actions are necessary to address those concerns.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE COMPANY’S COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE COMPENSATION DISCUSSION AND ANALYSIS SECTION AND THE ACCOMPANYING COMPENSATION TABLES CONTAINED IN THIS PROXY STATEMENT.

PROPOSAL V

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Audit Committee has retained BDO USA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.  Although a shareholder vote is not required, the Board of Directors submits this accounting firm for approval by the shareholders.  BDO has audited the Company’s consolidated financial statements for each of the past eight fiscal years, and has also provided the required Sarbanes-Oxley §404 attestation.

The affirmative vote of the holders of a majority of the votes cast at the Meeting is required for the ratification of the Audit Committee’s selection of BDO USA, LLP as our independent registered public accounting firm.  If the shareholders do not ratify the selection of BDO, the selection of the independent registered public accounting firm will be reconsidered by the Audit Committee, although the Audit Committee would not be required to select a different independent registered public accounting firm for the Company.  The Audit Committee retains the power to select another firm as the independent registered public accounting firm for the Company to replace the firm whose selection was ratified by the Company’s shareholders in the event the Audit Committee determines that the best interest of the Company warrants a change of its independent registered public accounting firm.

Representatives of BDO are expected to be present at the Annual Meeting and will be given the opportunity to address the shareholders and respond to questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AS PROVIDED IN PROPOSAL V.

PROPOSAL VI

BY SHAREHOLDER CONCERNING THE ELECTION OF

DIRECTORS BY MAJORITY VOTE

The California State Teachers’ Retirement System (“CALSTRS”), 100 Waterfront Place, MS-04, West Sacramento, California 95605-2807, beneficial owner of 68,044 shares of the Company’s common stock, submitted the following proposal, which the Board of Directors makes no recommendation with respect to:

BE IT RESOLVED:

That the shareholders of National Health Investors, Inc., hereby request that the Board of Directors initiate the appropriate process to amend the Company’s articles of incorporation and/or bylaws to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats.

SUPPORTING STATEMENT:

In order to provide shareholders a meaningful role in director elections, the Company’s current director election standard should be changed from a plurality vote standard to a majority vote standard.  The majority vote standard is the most appropriate voting standard for director elections where only board nominated candidates are on the ballot, will establish a challenging vote standard for board nominees, and will improve the performance of individual directors and the entire board.  Under the Company’s current voting system, a nominee for the board can be elected with as little as a single affirmative vote, because “withheld” votes have no legal effect.  A majority vote standard would require that a nominee receive a majority of the votes cast in order to be re-elected and continue to serve as a representative for the shareholders.

In response to strong shareholder support a substantial number of the nation’s leading companies have adopted a majority vote standard in company bylaws or articles of incorporation.  In fact, more than 77% of the companies in the S&P 500 have adopted majority voting for uncontested elections.  We believe the Company needs to join the growing list of companies that have already adopted this standard.

CALSTRS is a long-term shareholder of the Company and we believe that accountability is of utmost importance.  We believe the plurality vote standard currently in place at the Company completely disenfranchises shareholders and makes the shareholder’s role in director elections meaningless.  Majority voting in director elections will empower shareholders with the ability to remove poorly performing directors and increase the directors’ accountability to the owners of the Company, its shareholders.  In addition, those directors who receive the majority support from shareholders will know they have the backing of the very shareholders they represent.  We therefore ask you to join us in requesting that the Board of Directors promptly adopt the majority vote standard for director elections.

Please vote FOR this proposal.

Statement of the Board of Directors Regarding Shareholder Proposal

The Board of Directors has considered the shareholder proposal set forth above relating to a majority vote for uncontested director elections, and at this time has determined neither to oppose or support the proposal nor to make any voting recommendation to shareholders.

The Board of Directors recognizes a trend among public companies to adopt a majority vote standard which may be favored by larger, institutional shareholders. Given the foregoing, the Board of Directors does not necessarily find a majority voting standard objectionable, but does not find it necessary either.  The Board of Directors is fully committed to strong corporate governance and the Board will exercise its fiduciary duties to act in the best interests of shareholders, no matter what standard applies to elections. The Board of Directors is concerned about the implications of holdover directors and vacancies, as well as the independence of the Board of Directors and its committees, if the plurality standard set forth under the Maryland Business Corporation Act is abandoned in favor of a majority vote standard.  While the Board of Directors does not believe this proposal would increase accountability given the fiduciary duties to which each director is already subject under Maryland law, the Board of Directors understands that the majority voting standard would provide some shareholders a level of comfort. This proposal will provide shareholders with an opportunity to express their views on this topic.

If passed, the proposal, which is advisory in nature, would request that the Board of Directors initiate a process to provide for a majority vote for uncontested elections of directors. The Board of Directors will take into consideration the shareholder vote with respect to this shareholder proposal in deciding whether to initiate actions intended to result in election of directors by majority vote.  Any such action would require Board of Director approval and an amendment to the Company’s governance documents.

THEREFORE, THE BOARD OF DIRECTORS MAKES NO RECOMMENDATION

WITH RESPECT TO PROPOSAL VI.

How We Count the Votes

*

Shares of common stock represented in person or by proxy at the Meeting (including shares which abstain or do not vote with respect to one or more of the matters presented at the Meeting) will be tabulated by the Company’s Secretary who will determine whether or not a quorum is present.

*

Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to any particular matter, but will not be counted as votes cast on such matter.  As a result, abstentions will not have any effect on the voting results with respect to Proposal I, Proposal III, Proposal IV, Proposal V or Proposal VI.  Abstentions will have the effect of a negative vote with respect to Proposal II.

*

If a broker holding stock in “street name” indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.  Accordingly, a “broker non-vote” may affect establishment of a quorum, but, once a quorum is established, will have no effect on the voting on Proposal I, Proposal III, Proposal IV, Proposal V or Proposal VI.  A “broker non-vote” will have the effect of a negative vote with respect to Proposal II.

*

A majority of the issued and outstanding shares of common stock entitled to vote constitutes a quorum at the Meeting. The nominees for director who receive the highest number of FOR votes cast will be elected.  The Charter amendment requires the affirmative vote of two-thirds of the outstanding shares of common stock.  The affirmative vote of the holders of a majority of the votes cast at the Meeting is required for the approval of Proposal III, Proposal IV, Proposal V and Proposal VI.

SHAREHOLDER COMMUNICATIONS

How can shareholders communicate with Company’s executive officers and Board of Directors?

The Board of Directors has created the “NHI Valuesline” program in order to enable employees and shareholders to communicate with (on a non-identifiable basis if so desired) NHI executive officers, independent directors, and the NHI Board.  The Valuesline toll free number is 877-880-2974 and is answered by an independent contractor who transmits the communication to the Company’s internal auditor and establishes a date by which the caller can obtain a response to the communication, if so requested.  The internal auditor will forward any inquiries to or about executive officers or directors to the Corporate Secretary of the Company who will coordinate any necessary communication and response.  All shareholder communications are relayed by the Corporate Secretary to Mr. Webb as Chairman of the Nominating and Corporate Governance Committee.

Does the Company provide additional information on its website?

The NHI website (www.nhireit.com) contains information on the Company, including all public filings (Form 10-Qs, 10-Ks, Statements of Beneficial Ownership, 8-Ks and the like).  We also maintain the following documents on the website, all of which we hereby incorporate herein by reference:

- Corporate Governance Guidelines

- The Restated Audit Committee Charter

- The Compensation Committee Charter

- The Nominating and Corporate Governance Committee Charter

- Valuesline Information

- The NHI Code of Ethics

The Code of Ethics has been adopted for all employees, officers and directors of the Company.  The website will also disclose whether there have been any amendments or waivers to the Code of Ethics.  To date there have been none.

Copies of any of these documents will be furnished, free of charge, to any interested investor upon receipt of a written request.  All of our press releases for the last two years can be accessed through the site’s press release page.  The website is updated regularly for any SEC filings and press releases.

Are there any other matters to be addressed at the Meeting?

We know of no other matters to be brought before the Meeting, but if other matters are properly brought up before or at the Meeting, the officers named in your proxy will vote as recommended by the Board of Directors on such matters, or if the Board of Directors does not give a recommendation, they will have discretion to vote in accordance with their best judgment on such matters, in each case to the extent permitted under the Federal securities laws.

Appendix A

NATIONAL HEALTH INVESTORS, INC.

2012 STOCK INCENTIVE PLAN

Appendix A
TABLE OF CONTENTS

SECTION 1.	PURPOSE	1

SECTION 2.	Definitions	1
2.1.	“Affiliate” . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1
2.2.	“Award” . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1
2.3.	“Award Agreement” . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1
2.4.	“Board of Directors” or “Board” . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2
2.5.	“Change in Control” . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2
2.6.	“Code” . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3
2.7.	“Committee” . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3
2.8.	“Common Stock” . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3
2.9.	“Employee” . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3
2.10.	“Exchange Act” . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3
2.11.	“Fair Market Value” . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3
2.12.	“ISO” . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4
2.13.	“Non-Qualified Option” . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4
2.14.	“Option” . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4
2.15.	“Participant” . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4
2.16.	“Person” . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4
2.17.	“Regulations” . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4
2.18.	“SAR” or “Stock Appreciation Right” . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4
2.19.	“Share” . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4
2.20.	“Subsidiary” . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4

SECTION 3.	Eligibility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4

SECTION 4.	Common Stock Subject to the Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5
4.1.	Source of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5
4.2.	Maximum Number of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5
4.3.	Forfeitures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5
4.4.	Maximum Number of ISOs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5

SECTION 5.	Administration of the Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5
5.1.	Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5
5.2.	Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5
5.3.	Plan Interpretation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6
5.4.	Committee Interpretations Conclusive . . . . . . . . . . . . . . . . . . . . . . . . . . .	6
5.5.	Committee Voting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6
5.6.	Committee Exculpation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6

SECTION 6.	Terms and Conditions of Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7
6.1.	ISOs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7
6.2.	Non-Qualified Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8

Appendix A

6.3.	SARs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9
6.4.	Terms and Conditions Common to All Awards . . . . . . . . . . . . . . . . . . . .	10
6.5.	Payment of Exercise Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12
6.6.	Modification of Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13
6.7.	Fixed Option Grant of Stock Options to Certain Directors . . . . . . . . . . .	13
6.8.	Rights as a Shareholder . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13
6.9.	Fractional Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13
6.10.	Other Agreement Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13

SECTION 7.	Adjustments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	14
7.1.	Adjustment to Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	14
7.2.	Substitution of Awards on Merger or Acquisition. . . . . . . . . . . . . . . . . . .	14
7.3.	Effect of Certain Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	14
7.4.	Limited Rights Upon Company’s Restructure . . . . . . . . . . . . . . . . . . . . .	15
7.5.	Effect of Options and SARs on Company’s Capital and Business Structure .	15

SECTION 8.	GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15
8.1.	Effect of the Plan on Employment Relationship . . . . . . . . . . . . . . . . . . . .	15
8.2.	Amendment of the Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	16
8.3.	Investment Purpose . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	16
8.4.	Indemnification of Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	16
8.5.	Termination of the Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	16
8.6.	Application of Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	17
8.7.	No Obligation to Exercise Option or SAR . . . . . . . . . . . . . . . . . . . . . . . . .	17
8.8.	Effective Date of the Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	17
8.9.	Interpretation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	17
8.10.	Compliance with Section 409A of the Code . . . . . . . . . . . . . . . . . . . . . . .	17
8.11.	Compliance with Section 16 of the Exchange Act . . . . . . . . . . . . . . . . . . .	17
8.12.	Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	18
8.13.	Waiver of Jury Trial. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	18
8.14.	Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	18

NATIONAL HEALTH INVESTORS, INC.

2012 Stock Incentive Plan

SECTION 1.

PURPOSE.  The purpose of the National Health Investors, Inc. 2012 Stock Incentive Plan (the “Plan”) is to promote the interests of National Health Investors, Inc., a Maryland corporation (the “Company”), and its shareholders by providing an opportunity to selected employees, officers, directors, consultants and advisors of the Company or any Subsidiary or Affiliate thereof to purchase Common Stock of the Company, through the receipt of stock options or stock appreciation rights in the Company. By encouraging stock ownership, the Company seeks to attract, retain and motivate such employees and persons and to encourage such employees and persons to devote their best efforts to the business and financial success of the Company.  It is intended that this purpose will be affected by the granting of “non-qualified stock options” or “incentive stock options” to acquire the Common Stock of the Company and/or “stock appreciation rights” in the Company. Under the Plan, the Committee shall have the authority (in its sole discretion) to grant “incentive stock options” within the meaning of section 422(b) of the Code, “non-qualified stock options” and “stock appreciation rights” to which section 421 of the Code does not apply.  With respect to any awards granted under the Plan that are intended to comply with the requirements of “performance-based compensation” under section 162(m) of the Code, the Plan shall be interpreted in a manner consistent with such requirements. The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).

SECTION 2.

DEFINITIONS.  For purposes of the Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context.

2.1.

“Affiliate”. shall mean, with respect to (i) any person directly or indirectly controlling, controlled by, or under common control with such person, (ii) any officer, director, general partner, member or trustee of such person, and (iii) any person who is an officer, director, general partner, member or trustee of any person described in clauses (i) or (ii) of this sentence.  For purposes of this definition, the terms “controlling,” “controlled by,” or “under common control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, managers, general partners, or persons exercising similar authority with respect to such person or entities.

2.2.

“Award”. shall mean a right that is granted under the Plan to a Participant by the Company, which may be in the form of Options or Stock Appreciation Rights.

2.3.

“Award Agreement” shall mean a written agreement (including any amendment or supplement thereto) between the Company or Subsidiary and a Participant specifying the terms and conditions of an Award granted to such Participant.

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2.4.

“Board of Directors” or “Board”.shall mean the Board of Directors of the Company.

2.5.

“Change in Control”   shall mean the first to occur of:

2.5.1.

The date that any one Person, or more than one Person acting as a group, acquires ownership of stock of the Company that, together with stock held by such Person or group, constitutes more than fifty percent (50%) of the total voting power of the stock of Company; provided, however, that the merger or consolidation of the Company with another entity as a result of which fifty percent 50% or more of the outstanding voting securities of the surviving or resulting entity (or of the parent entity of such resulting or surviving entity) shall be owned in the aggregate by the shareholders of the Company immediately prior to such merger or consolidation, shall not constitute a Change in Control.

2.5.2.

The date of the merger or consolidation of the Company with another entity as a result of which less than fifty percent (50%) of the outstanding voting securities of the surviving or resulting entity (or of the parent entity of such resulting or surviving entity) shall be owned in the aggregate by the shareholders of the Company immediately prior to such merger or consolidation.

2.5.3.

The date that a majority of members of the Board are replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.

2.5.4.

On the date that any one Person, or more than one Person acting as a group, acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets, directly or indirectly, from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets owned, directly or indirectly, by the Company immediately prior to such acquisition or acquisitions. Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred under this Paragraph 2.5.4 when there is a transfer to an entity that is controlled by the shareholders of the Company immediately after the transfer as provided in the following sentence.  A transfer of assets by Company is not treated as a change in the ownership of such assets if the assets are transferred to (i) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock in the Company, (ii) an entity, fifty percent (50%) or more of the total voting power of which is owned, directly or indirectly, by the Company, (iii) a Person, or more than one Person acting as a group, that owns, directly or indirectly, fifty percent (50%) or more of the total voting power of all the outstanding stock of the Company, or (iv) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a person described in (iii) of this Paragraph.

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This definition of “Change in Control” is intended to be consistent with the phrase “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation” as used in section 409A(a)(2)(A)(v) of the Code and the Regulations promulgated thereunder and shall be interpreted and applied in a manner consistent with such intent.

2.6.

“Code”. shall mean the Internal Revenue Code of 1986, as amended.

2.7.

“Committee”. shall mean the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan; provided, that the Committee shall at all times consist of two or more persons, each of whom shall be a member of the Board of Directors. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 promulgated under the Exchange Act, members of the Committee (or any subcommittee thereof) shall be “non-employee directors” within the meaning of Rule 16b-3. To the extent required for compensation realized from Options and SARs under the Plan to be deductible by the Company pursuant to section 162(m) of the Code, members of the Committee (or any subcommittee thereof) shall be “outside directors” within the meaning of such section.

2.8.

“Common Stock”. shall mean the common stock, $0.01 par value, of the Company.

2.9.

“Employee”. shall mean (i) with respect to an ISO, any person who, at the time the ISO is granted to such person, is an “employee,” as such term is used in section 422 of the Code and described in Regulations section 1.421-1(h)(1), of the Company or a Subsidiary, and (ii) with respect to a Non-Qualified Option or SAR, any person employed by or performing services, whether as an employee, officer, director (including outside director), or consultant of the Company.

2.10.

“Exchange Act”.shall mean the Securities Exchange Act of 1934, as amended.

2.11.

“Fair Market Value” shall mean the fair market value of a share of Common Stock as of any date, determined by applying the following rules:

2.11.1.

If the principal market for the Common Stock is a national securities exchange or the Nasdaq stock market, then the fair market value as of that date shall be the reported closing price of the Common Stock on that date on the principal exchange or market on which the Common Stock is then listed or admitted to trading.

2.11.2.

If sale prices are not available or if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on the Nasdaq stock market, the fair market value of the Common Stock shall be the reported closing price for the Common Stock on such day as reported on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service.

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2.11.3.

If the day is not a business day and as a result, Paragraphs 2.11.1 and 2.11.2 next above are inapplicable, the fair market value of the Common Stock shall be determined as of the next earlier business day.

2.11.4.

If Paragraphs 2.11.1, 2.11.2 and 2.11.3 next above are otherwise inapplicable, then the fair market value of the Common Stock shall be determined in good faith by the Committee in a manner consistent with section 409A of the Code.

2.12.

“ISO”.shall mean an option to purchase Common Stock granted under the Plan that constitutes and shall be treated as an “incentive stock option,” as such phrase is defined in section 422(b) of the Code.

2.13.

“Non-Qualified Option”.shall mean an option to purchase Common Stock granted to an Employee pursuant to the Plan that is not an “incentive stock option,” with respect to which section 421 of the Code does not apply, and that shall not constitute nor be treated as an ISO.

2.14.

“Option”.shall mean any ISO or Non-Qualified Option granted to an Employee pursuant to this Plan.

2.15.

“Participant”.shall mean an Employee to whom an Option or SAR has been granted pursuant to this Plan.

2.16.

“Person” “shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

2.17.

“Regulations”  shall mean the Federal Income Tax Regulations, including Temporary Regulations promulgated under the Code, as such Regulations may be amended from time to time (including corresponding provisions of succeeding Regulations).

2.18.

“SAR” or “Stock Appreciation Right” shall mean a stock appreciation right as described in Section 6.3 hereof.

2.19.

“Share” shall mean a share of Common Stock of National Health Investors, Inc.

2.20.

“Subsidiary”.shall have the meaning set forth for “subsidiary corporation” in section 424(f) of the Code.

SECTION 3.

ELIGIBILITY.  Options, SARs and Awards may be granted to any Employee.  The Committee shall have the sole authority to select the persons to whom Options, SARs and Awards are to be granted hereunder and to determine whether a person is to be granted an ISO, a Non-Qualified Option, a SAR or any combination thereof. No person shall have any right to participate in the Plan.  Any person selected by the Committee for participation during any one period shall not by virtue of such participation have the right to be selected as a Participant for any other period.  Any Participant may hold at any time more than one (1) Award, but only upon such terms as provided hereunder and any agreement evidencing such Awards.

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SECTION 4.

COMMON STOCK SUBJECT TO THE PLAN.

4.1.

Source of Shares.  Upon the exercise of an Option or SAR the Company shall deliver to the Participant authorized but previously unissued Common Stock or Common Stock that is held by the Company in treasury; provided, however, any Award may be settled in cash at the discretion of the Committee as provided in Paragraphs 6.3.3 and 7.3.

4.2.

Maximum Number of Shares.  The maximum aggregate number of shares of Stock that may be issued pursuant to the Plan is 1,500,000 shares.  The maximum number of shares of Stock that may be subject to Options and SARs (including any combination of Options and SARs) granted to any one Participant during any calendar year is 250,000 shares of Common Stock.  The aggregate number of shares available for grant under this Plan and the number of shares of Common Stock subject to outstanding awards shall be subject to adjustment as provided in Section 7.1.  Shares representing Attached SARs granted hereunder whereby if the Attached SAR is exercised, it cancels the related Option, or if the Option is exercised, it cancels the related Attached SAR shall for such purpose only be counted as either Shares representing Options outstanding or SARs outstanding, but not as both.

4.3.

Forfeitures.

4.3.1.

If any Award granted hereunder expires or terminates for any reason without having been exercised in full, the shares of Common Stock subject thereto shall again be available for issuance of an Award under this Plan.

4.3.2.

To the extent (i) an Option is exercised by using an actual or constructive exchange of shares of Common Stock to pay the Exercise Price, (ii) shares of Common Stock are withheld to satisfy the minimum withholding taxes upon exercise or vesting of an Award granted hereunder, or (iii) any shares of Common Stock repurchased or reacquired by the Company, then such shares shall again become available for issuance pursuant to the Plan.

4.4.

Maximum Number of ISOs.  Notwithstanding the provisions of Section 4.3, the maximum aggregate number of shares of Stock that may be issued pursuant to Incentive Stock Options under the Plan is 1,500,000 shares, subject to subject to adjustment as provided in Section 7.1, provided that no adjustment shall be made and no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under section 422 of the Code.

SECTION 5.

ADMINISTRATION OF THE PLAN.

5.1.

Committee.  The Plan shall be administered by the Board or, as directed specifically otherwise herein, by the Committee.

5.2.

Options.  The Committee shall have the sole authority and discretion under the Plan (i) to select the Employees who are to be granted Awards hereunder; (ii) to designate whether an Employee is to be granted an ISO, a Non-Qualified Option or a SAR; (iii) to establish the number of shares of Common Stock that may be issued upon the exercise of each Option or in settlement of a SAR; (iv) to determine the time and the conditions subject to which Options

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and SARs may be exercised in whole or in part; (v) to determine the form of the consideration that may be used to purchase shares of Common Stock upon exercise of any Option (including the circumstances under which the Company’s issued and outstanding shares of Common Stock may be used by a Participant to exercise an Option); (vi) to impose restrictions and/or conditions with respect to shares of Common Stock acquired upon exercise of an Award; (vii) to determine the circumstances under which shares of Common Stock acquired upon exercise of any Award may be subject to repurchase by the Company; (viii) to determine the circumstances and conditions subject to which shares acquired upon exercise of an Award may be sold or otherwise transferred, including, without limitation, the circumstances and conditions subject to which a proposed sale of shares of Common Stock acquired upon exercise of an Award may be subject to the Company’s right of first refusal (as well as the terms and conditions of any such right of first refusal); (ix) to establish vesting provisions for any Award relating to the time (or the circumstance) when the Award may be exercised by a Participant, including vesting provisions that may be contingent upon the Company meeting specified financial goals; (x) to accelerate the time when outstanding Awards may be exercised; provided, however, that such “acceleration” with respect to any Award is permitted only if such acceleration would not cause the Award to be subject to the provisions of section 409A of the Code; and (xi) to establish any other terms, restrictions and/or conditions applicable to any Award not inconsistent with the provisions of the Plan, so long as such terms do not cause an Award to be subject to section 409A of the Code and, with respect to ISOs, not inconsistent with the provisions of section 422  of the Code.

5.3.

Plan Interpretation.  The Committee shall be authorized to interpret the Plan and any Award granted hereunder and may, from time to time, adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the purpose of the Plan.

5.4.

Committee Interpretations Conclusive.  The interpretation and construction by the Committee of any provision of the Plan, any Option or SAR granted hereunder or any Award Agreement evidencing any such Option or SAR shall be final and conclusive upon all parties, except as may otherwise be determined by the Board of Directors.

5.5.

Committee Voting.  Directors of the Company (or members of the Committee) who are either eligible to receive Awards hereunder, or to whom Awards have been granted hereunder, may vote on any matter affecting the administration of the Plan or the granting of Awards under the Plan; provided, however, that no director (or member of the Committee) shall vote upon the granting of an Award to himself, but any such director (or Committee member) may be counted in determining the existence of a quorum at any meeting of the Board of Directors (or the Committee) at which the Plan is administered or action is taken with respect to the granting of any Award.

5.6.

Committee Exculpation.  All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee or Board of Directors shall be liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any Award granted hereunder.

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SECTION 6.

TERMS AND CONDITIONS OF OPTIONS.

6.1.

ISOs.  The terms and conditions of each ISO granted under the Plan shall be specified by the Committee, shall be set forth in an Award Agreement between the Company and the Participant in such form as the Committee shall approve, and shall be clearly identified therein as an ISO. The terms and conditions of each ISO shall be such that each ISO issued hereunder shall constitute and be treated as an “incentive stock option” as defined in section 422 of the Code. The terms and conditions of any ISO granted hereunder need not be identical to those of any other ISO granted hereunder. Notwithstanding the above, the terms and conditions of each ISO shall include the following:

6.1.1.

The exercise price shall not be less than one hundred percent (100%) (or one hundred ten percent (110%) in the case of an Employee referred to in Paragraph 6.1.3 hereof) of the Fair Market Value of the Shares of Common Stock subject to the ISO on the date the ISO is granted, but in no event shall the option price be less than the par value of such shares, which price shall be payable in U.S. dollars upon the exercise of such ISO and paid, except as otherwise provided in Section 6.6, in cash or by check immediately upon exercise.

6.1.2.

The Committee shall fix the term of all ISOs granted pursuant to the Plan, including the date on which such ISO shall expire and terminate; provided, however, that such term shall in no event exceed ten (10) years from the date on which such ISO is granted (or, in the case of an ISO granted to an Employee referred to in Paragraph 6.1.3 hereof, such term shall in no event exceed five (5) years from the date on which such ISO is granted). Each ISO shall be exercisable in such amount or amounts, under such conditions and at such times or intervals or in such installments as shall be determined by the Committee in its sole discretion.  The Committee may provide that in the event such Employee holding the ISO shall cease to be an Employee as defined in section 422 of the Code, such option may remain outstanding, but shall be automatically converted into a Non-Qualified Stock Option.

6.1.3.

An ISO shall not be granted to an Employee who, at the time the ISO is granted, owns (actually or constructively under the provisions of section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or Subsidiary of the Company (taking into account the attribution rules of section 424(d) of the Code), unless the exercise price is at least one hundred ten percent (110%) of the Fair Market Value (determined as of the time the ISO is granted) of the shares of Common Stock subject to the ISO and the ISO by its terms is not exercisable more than five (5) years from the date it is granted. Notwithstanding any other provision of the Plan, the provisions of this Paragraph 6.1.3 shall not apply, or be construed to apply, to any Non-Qualified Option or SAR granted under the Plan.

6.1.4.

In the event the Company or any Subsidiary of the Company is required to withhold the minimum Federal, state or local taxes in respect of any compensation income realized by the Participant as a result of any “disqualifying

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disposition” of any Shares of Common Stock acquired upon exercise of an ISO granted hereunder, the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, or if no such payments are due or to become due to such Participant, then such Participant shall be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee in its sole discretion.

6.1.5.

If upon the exercise of one or more Options granted pursuant to this or any other plan of the Company or any Subsidiary of the Company that are designated as ISOs upon the grant thereof, a portion of such exercised Options are not treated as ISOs pursuant to section 422(d) of the Code, which sets a limit upon the aggregate Fair Market Value (determined at the time the ISOs are granted) of stock subject to ISOs that may become exercisable by the optionee thereof for the first time during any calendar year, then the Company shall issue one or more certificates evidencing the Common Stock acquired pursuant to the exercise of ISOs and one or more certificates evidencing the Common Stock acquired pursuant to the exercise of Options not treated as ISOs in accordance with section 422 of the Code and shall so identify such certificates in the Company’s stock transfer records.

6.1.6.

Following a transfer of stock to a Participant pursuant to such Participant’s exercise of an ISO, the Company or any Subsidiary of the Company shall (on or before January 31 of the calendar year following the year of such transfer) furnish to such Participant the written statement prescribed by section 6039 of the Code and the Regulations promulgated thereunder.

6.2.

Non-Qualified Options.  The terms and conditions of each Non-Qualified Option granted under the Plan shall be specified by the Committee, in its sole discretion, shall be set forth in an Award Agreement between the Company and the Participant in such form as the Committee shall approve, and such Option shall be clearly identified therein as a Non-Qualified Option and shall be a “non-qualified stock option” for Federal income tax purposes to which section 421 of the Code does not apply. The terms and conditions of any Non-Qualified Option granted hereunder need not be identical to those of any other Non-Qualified Option granted hereunder. Notwithstanding the above, the terms and conditions of each Non-Qualified Option shall include the following:

6.2.1.

The option price shall be as determined by the Committee, but shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares of Common Stock subject to the Non-Qualified Option on the date such Non-Qualified Option is granted nor less than the par value of such shares.

6.2.2.

The Committee shall fix the term of all Non-Qualified Options granted pursuant to the Plan (including the date on which such Non-Qualified

8

Option shall expire and terminate). Such term may be more than ten (10) years from the date on which such Non-Qualified Option is granted. Each Non-Qualified Option shall be exercisable in such amount or amounts, under such conditions, and at such times or intervals or in such installments as shall be determined by the Committee in its sole discretion and as set forth in the agreement evidencing such Non-Qualified Stock Option.

6.2.3.

In the event the Company or a Subsidiary thereof is required to withhold the minimum Federal, state or local taxes in respect of any compensation income realized by the Participant in respect of a Non-Qualified Option granted hereunder or in respect of any shares of Common Stock acquired upon exercise of a Non-Qualified Option, the Company or a Subsidiary thereof shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, or if no such payments are due or to become due to such Participant, then such Participant shall be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee in its sole discretion.

6.3.

SARs.  The terms and conditions of each SAR granted under the Plan shall be specified by the Committee, in its sole discretion, shall be set forth in an Award Agreement between the Company and the Participant in such form as the Committee shall approve, and shall be clearly identified therein as a SAR.  The Committee shall have the power to grant, simultaneously with the grant of a Non-Qualified Option or at any other time, stock appreciation rights with respect to that portion of Common Stock as the Committee in its discretion determines. Such rights may be granted separately and exclusively (“Exclusive SARs”) or in connection with a Non-Qualified Option (“Attached SARs”) at the time of grant of such Non-Qualified Option. The terms and conditions of any SAR granted hereunder need not be identical to those of any other SAR granted hereunder. Notwithstanding the above, the terms and conditions of SARs shall include the following:

6.3.1.

A SAR shall include in its terms the Fair Market Value, for purposes of this Section 6.3, of one (1) share of the Company’s Common Stock and shall provide that such SAR shall not be exercisable prior to a date as determined by the Committee.

6.3.2.

An Attached SAR may be exercised only to the extent the Non-Qualified Option to which it relates is exercisable. The exercise of an Attached SAR shall cancel the related Option for a like number of Shares and the exercise of a related Option shall cancel an Attached SAR for a like number of Shares.

6.3.3.

A SAR shall entitle the holder thereof to exercise such SAR (or any portion thereof), and in the case of an Attached SAR, to surrender simultaneously the related Non-Qualified Option (or such portion thereof) to the

9

Company, and to receive from the Company in exchange therefor cash, or its equivalent in shares of Common Stock, or any combination thereof as determined in the sole discretion of the Committee, having an aggregate value equal to the excess of the Fair Market Value of one (1) share of Common Stock at the date of exercise over the Fair Market Value thereof upon the date the SAR was granted, as determined pursuant to Paragraph 6.3.1 above, times the number of SARs exercised.

6.3.4.

The Committee reserves the right to call for the exercise of a SAR at any time without the approval of the holder of such SAR.

6.3.5.

If the Committee elects to pay part or all of the benefit determined in accordance with Paragraph 6.3.3 above in shares of Common Stock, the value of a share of Common Stock for such purpose shall be the Fair Market Value on the date of exercise.  Provided, however, that fractional shares shall not be delivered under this Paragraph 6.3.5, and in lieu thereof a cash adjustment shall be made.

6.3.6.

If a SAR is settled with Common Stock, it shall be a condition to the obligation of the Company, upon settlement of a SAR, that the holder thereof pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold the minimum Federal, state or local income or other taxes incurred by reason of the exercise of the SAR or make other arrangements for such payment satisfactory to the Committee. If the amount requested is not paid, the Company may refuse to conclude settlement of the SAR.  If a SAR is settled with cash, the Company or a Subsidiary thereof (as applicable) shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such cash is insufficient to satisfy such Federal, state or local taxes, then such Participant shall be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee in its sole discretion.

6.4.

Terms and Conditions Common to All Awards.  All Awards granted under the Plan shall include the following provisions:

6.4.1.

All Awards, by their terms, shall not be transferable other than by last will and testament or the laws of descent and distribution; provided, however, Non-Qualified Options and SARs may also be transferable to members of the Participant’s immediate family (or to one or more trusts for the benefit of such family members or to partnerships or limited liability companies in which such family members or trusts are the only partners or members or to IRS qualified educational, charitable or religious foundations or institutions), if (i) the Award Agreement with respect to which such Non-Qualified Option or SAR relates expressly so provides, and (ii) the Participant does not receive any

10

consideration for the transfer.  Any Award held by any such transferees will continue to be subject to the same terms and conditions that are applicable to such Award immediately prior to its transfer.  During a Participant’s lifetime, ISOs shall be exercisable only by the Participant and Non-Qualified Options and SARs may be exercised by the Participant or the appropriate transferee.

6.4.2.

Each Award shall state the number of shares to which it pertains and the requirements and vesting schedule thereof, if any.

6.4.3.

Except as otherwise provided in Paragraph 6.4.4 (relating to permanent and total disability), 6.4.5 (relating to death), and 6.4.6 (relating to “cause”), in the event a Participant shall cease to be employed by the Company or a Subsidiary of the Company on a full-time basis for any reason, the unexercised portion of any Award held by such Participant at that time shall lapse when Participant ceases to be so employed.

6.4.4.

In the event a Participant shall cease to be employed by the Company or any Subsidiary of the Company on a full-time basis by reason of his “permanent and total disability” (within the meaning of section 22(e)(3) of the Code), the unexercised portion of any Award held by such Participant at that time may only be exercised within 180 days after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such Award as of the date on which he ceased to be so employed; provided, that in no event may such Option be exercised beyond the expiration of the term of the Award.

6.4.5.

In the event a Participant shall die while in the full-time employ of the Company or a Subsidiary of the Company, the unexercised portion of any Award held by such Participant at the time of his death may only be exercised within 180 days after the date of such Participant’s death, and only to the extent that the Participant could have otherwise exercised such Option or SAR at the time of his death. In such event, such Option or SAR may be exercised by the executor or administrator of the Participant’s estate or by any person or persons who shall have acquired the Option or SAR directly from the Participant by last will and testament or the applicable laws of descent and distribution with respect to ISOs and by transfers permitted in Paragraph 6.4.1 with respect to Non-Qualified Options and SARs.

6.4.6.

In the event a Participant is terminated from employment with the Company for “cause,” such Participant’s right to exercise any Award granted hereunder, whether vested or non-vested, shall terminate upon notice of discharge.  For purposes of this Paragraph 6.4.6, “cause” shall mean final conviction of a felony, nonacceptance of office or conduct prejudicial to the interests of the Company.

6.4.7.

If a Participant shall cease to be employed by the Company or any Subsidiary of the Company for any reason, the Company, at its discretion,

11

may elect to repurchase from the Participant or his legal representative any and all Common Stock received by such Participant upon exercise of any Options or SARs as of the date of termination for a price per share equal to the exercise price of such Options or SARs. The Company’s right to repurchase the Common Stock shall continue for a period of six (6) years from the date of grant of such Option or SAR. The payment for shares of Common Stock repurchased by the Company pursuant hereto shall be made, in cash or by check, at the address of the Participant as set forth in the stock records of the Company, or at such other location as the parties to the repurchase may mutually agree. Upon payment by the Company in compliance with the provisions of this Paragraph 6.4.7, the Participant or his legal representative shall deliver to the Company for cancellation the certificate(s) evidencing the Common Stock repurchased by the Company. The failure of the Participant or legal representative to so deliver the certificate(s) shall not impinge the validity of the Company’s repurchase.

6.4.8.

Notwithstanding anything in the Plan to the contrary, the Committee may grant Non-Qualified Options and SARs to Employees, as such term is defined in Section 2.9 hereof with respect to Non-Qualified Options and SARs, that do not include the provisions of Paragraphs 6.4.3 through 6.4.7, or that include modified versions thereof, provided the Award Agreement evidencing such Award reflects such deletions or modifications.

6.4.9.

The Committee shall determine the extent to which a leave of absence for military or government service, illness, temporary disability, or other reasons shall be treated as a termination or interruption of full-time employment for purposes of determining questions of forfeiture and exercise of an Award after termination of full-time employment.  With respect to an Incentive Option, such period of unemployment that is longer than three months following termination may be treated as employment if consistent with section 422 of the Code pursuant to a federal statute, Regulations, or a published ruling of the Internal Revenue Service that has general application.

6.5.

Payment of Exercise Price.  The payment of the exercise price of an Option granted under this Plan shall be subject to the following:

6.5.1.

Subject to the following provisions of this Section 6.5, the full exercise price for shares of Common Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in Paragraph 6.5.3, payment may be made as soon as practicable after the exercise).

6.5.2.

The exercise price shall be payable in cash or by tendering, by either actual delivery of shares or by attestation, shares of Common Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee.

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6.5.3.

The Committee may permit a Participant to elect to pay the exercise price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and the minimum tax withholding resulting from such exercise.

6.6.

Modification of Options.  Subject to the terms and conditions and within the limitations of the Plan, the Committee, in its discretion, may modify outstanding Awards granted under the Plan; provided, however, that no modification of an Award shall alter or impair any rights or obligations under any Option or SAR theretofore granted under the Plan or cause such Award to become subject to the provisions of section 409A of the Code.

6.7.

Fixed Option Grant of Stock Options to Certain Directors.  Each Director of the Company who is not an employee of the Company (“Non-Employee Director”) shall automatically be granted a Non-Qualified Option each year to acquire fifteen thousand (15,000) shares of Common Stock on third business day after the Company releases earnings for the prior year. All such Non-Qualified Options shall have a per share exercise price equal to the Fair Market Value of a share of Common Stock at the close of business on the date of grant as determined pursuant to Section 2.11. The provisions of this Section 6.7 may not be amended more than once every six (6) months, other than to comply with changes in the Code, ERISA, or rules promulgated thereunder.

6.8.

Rights as a Shareholder.  Any Participant or transferee of an Option or SAR granted hereunder shall have no rights as a shareholder of the Company with respect to any shares of Common Stock to which such Award relates until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as otherwise required by Section 7 hereof.

6.9.

Fractional Shares.  Only whole Shares of Common Stock may be acquired through the exercise of an Option or SAR. Any amounts tendered in the exercise of an Award remaining after the maximum number of whole Shares have been purchased will be returned to the Participant.

6.10.

Other Agreement Provisions.  The agreements evidencing Awards authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of such Awards, as the Committee shall deem advisable. Any Award Agreement hereunder shall contain such limitations and restrictions upon the exercise of ISOs as shall be necessary in order that such ISOs will be “incentive stock options” as defined in section 422 of the Code, or to conform to any change in the law, which provisions shall control any inconsistent or contradictory provision of the Plan.

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SECTION 7.

ADJUSTMENTS.

7.1.

Adjustment to Shares.  The number and kind of shares of stock with respect to which Awards hereunder may be granted (both overall and individual limitations) and which are the subject of outstanding Awards, and the maximum number and exercise price thereof, shall be adjusted as the Committee determines to be appropriate, in the event that:

7.1.1.

The Company effects one or more Stock dividends, Stock splits, reverse Stock splits, subdivisions, consolidations or other similar events;

7.1.2.

The Company engages in a transaction to which section 424 of the Code applies; or

7.1.3.

There occurs any other event that in the judgment of the Committee necessitates such action;

provided, however, that if an event described in Paragraphs 7.1.1 and 7.1.2 occurs, the Committee shall make adjustments to the limit on Awards specified in Article IV that are proportionate to the modifications of the Stock that are on account of such corporate changes, and further provided, however, (i) that the limitations of sections 422 and 424 of the Code shall apply with respect to adjustments made to ISOs so as not to cause any ISO to cease to qualify as an ISO under section 422 of the Code and (ii) that no adjustments may be made that (A) would cause any Option to be subject to section 409A of the Code, or (B) if it causes such Option to be subject to section 409A of the Code, would result in any additional tax under such section.  All such adjustments by the Committee shall be effective and binding for all purposes of this Plan.

7.2.

Substitution of Awards on Merger or Acquisition.  The Committee may grant Awards in substitution for stock awards, stock options, stock appreciation rights, restricted stock or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction to which section 424(a) of the Code applies. The terms of such substituted Awards shall be determined by the Committee in its sole discretion, subject only to the limitations of Article IV.

7.3.

Effect of Certain Transactions.

7.3.1.

In the event of: (a) a dissolution, liquidation or sale of substantially all of the assets of the Company or (b) a merger or other reorganization of the Company in which the Company is not the surviving entity, survives only as a subsidiary of another entity or is otherwise controlled by the surviving or successor entity whether or not such event constitutes a Change in Control, any unexercised awards will terminate, provided, the vesting date of each outstanding Option shall accelerate and be exercisable within sixty (60) days prior to such occurrence in whole or in part.

7.3.2.

Except to the extent that Paragraph 7.3.1 controls the disposition, vesting, settlement, exchange or other treatment of an Award upon a Change in Control, in the event of a Change in Control in which the Company is the surviving entity, outstanding Awards shall be subject to the transaction agreement entered into with respect to such Change in Control. Such transaction agreement may provide, without limitation, continuation by the Company,

14

revision, cancellation, conversion or other treatment of such Awards, in all cases without consent of the Participant.  Provided, however, in the event that such agreement provides for the cancellation of the Awards, each holder shall be entitled to the same consideration or the equivalent value in cash, as provided in such agreement, as the consideration received by the holder of Common Stock pursuant to such transaction agreement with respect to all Awards which are vested on the date of the transaction.  Any determination to be made hereunder with respect implementing the treatment as provided in the transaction agreement shall be made by the Committee and its determination shall be final, binding and conclusive.

7.3.3.

 Notwithstanding the foregoing, a portion of the acceleration of vesting described in Paragraph 7.3.1 shall not occur with respect to an Award to the extent such acceleration of vesting would cause the Participant or holder of such Award to realize less income, net of taxes, after deducting the amount of excise taxes that would be imposed pursuant to section 4999 of the Code, than if accelerated vesting of that portion of the Award did not occur.  If any portion of any Award remains unvested due to this Paragraph 7.3.3 due to a transaction in which the Company is not the surviving entity after the transaction, or the survives only as a subsidiary or is otherwise controlled by the surviving or successor entity, such portion of the Award shall be assumed by the surviving or successor entity, or converted into award of an option for, or stock appreciation rights, as applicable, of the common stock of the surviving entity, subject to the terms and conditions that are equivalent to the terms and conditions of the converted Award in all material respects.

7.4.

Limited Rights Upon Company’s Restructure.  Except as herein before expressly provided in this Section 7, a holder of an Award shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation, or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award granted hereunder.

7.5.

Effect of Options and SARs on Company’s Capital and Business Structure.  The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

SECTION 8.

GENERAL PROVISIONS.

8.1.

Effect of the Plan on Employment Relationship.  Neither the Plan nor any Award granted hereunder to an Employee shall be construed as conferring upon such Participant any right to continue in the employ of the Company or the service of the Company or any Subsidiary,

15

as the case may be, or limit in any respect the right of the Company or any Subsidiary to terminate such Participant’s employment or other relationship with the Company or any Subsidiary, as the case may be, at any time.

8.2.

Amendment of the Plan.  The Board of Directors may, as permitted by law, amend the Plan from time to time as it deems desirable; provided, however, that, without the approval of the holders of a majority of the outstanding Common Stock of the Company entitled to vote thereon at a shareholders’ meeting, the Board of Directors may not amend the Plan to (i) increase (except for increases due to adjustments in accordance with Section 7 hereof) the aggregate number of shares of Common Stock which may be issued under the Plan, (ii) increase the benefits accruing to a Participant under this Plan, including any decrease in the minimum exercise price specified by the Plan, (iii) change the class of Employees eligible to receive Options or SARs under the Plan, or (iv) make any other revision to the Plan as it relates to ISOs that requires shareholder approval under the Code. Notwithstanding any other provision of the Plan, shareholder approval of amendments to the Plan need not be obtained if such approval is not required under Rule 16b-3 (to the extent applicable to the Company) as of the effective date of such amendments, and with respect to ISOs, if such approval is not required under section 422 of the Code.

8.3.

Investment Purpose.  Each Award under the Plan shall be granted on the condition that the purchases of stock thereunder shall be for investment purposes, and not with a view to resale or distribution, except that in the event the stock subject to such Award is registered under the Securities Act of 1933, as amended, or in the event a resale of such stock without such registration would otherwise be permissible under applicable laws, rules and regulations. Such condition shall be inoperative if, in the opinion of counsel for the Company, such condition is not required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

8.4.

Indemnification of Committee.  In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided, that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its expense, to handle and defend the same.

8.5.

Termination of the Plan.  The Board of Directors may terminate the Plan at any time. No Option may be granted hereunder after termination of the Plan. The termination or amendment of the Plan shall not alter or impair any rights or obligations under any Award theretofore granted under the Plan.

16

8.6.

Application of Funds.  The proceeds received by the Company from the sale of Common Stock pursuant to Options granted hereunder shall be used for general corporate purposes.

8.7.

No Obligation to Exercise Option or SAR.  The granting of an Option or SAR hereunder shall impose no obligation upon the Participant to exercise such Option or SAR.

8.8.

Effective Date of the Plan.  The Plan shall be effective as of the date it is approved by the Board of Directors; provided, however, that to the extent that Options or SARs are granted under the Plan prior to its approval by the Company’s shareholders, such Options or SARs shall be contingent on approval of the Plan by the Company’s shareholders within twelve (12) months before or after the date the Plan is approved by the Board and consistent with the requirements for shareholder approval of matters requiring shareholder approval under the Company’s organizational documents and under applicable corporate law.  The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Options or SARs under it are outstanding; provided, however, that no Options or SARs may be granted under the Plan after the ten-year anniversary of the date the Plan is approved by the Board of Directors.

8.9.

Interpretation.  Any words herein used in the masculine shall read and be construed in the feminine where they would so apply. Words in the singular shall be read and construed as though in the plural in all cases where they would so apply.

8.10.

Compliance with Section 409A of the Code.  Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of section 409A of the Code such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under section 409A of the Code, except as otherwise determined in the sole discretion of the Committee. The Plan and each Award Agreement under the Plan is intended to meet the requirements of section 409A of the Code and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Committee. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to section 409A of the Code the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of section 409A of the Code, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under section 409A of the Code.  Notwithstanding the foregoing, the Company makes no representations with respect to the application of section 409A of the Code to any tax, economic, or legal consequences of any Awards or payment, or the settlement or deferral thereof to a Participant and, by the acceptance of any Award, each Participant understands and agrees to accept the potential application of section 409A of the Code to the tax and legal consequences of such Award.

8.11.

Compliance with Section 16 of the Exchange Act.  The transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act.  To the extent any provision of this Plan or action by Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

17

8.12.

Headings.  Any heading or subheadings in this Plan are inserted for convenience of reference only and are to be ignored in the construction of any provisions hereof.

8.13.

Waiver of Jury Trial. EACH PARTICIPANT HEREUNDER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS HE OR SHE MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS PLAN OR ANY AGREEMENT HEREUNDER OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY.  THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING FROM ANY SOURCE INCLUDING, BUT NOT LIMITED TO, THE CONSTITUTION OF THE UNITED STATES OR ANY STATE THEREIN, COMMON LAW OR ANY APPLICABLE STATUTE OR REGULATIONS. BY AGREEING TO RECEIVE AN AWARD, EACH PARTICIPANT HERETO ACKNOWLEDGES THAT HE OR SHE IS KNOWINGLY AND VOLUNTARILY WAIVING HIS OR HER RIGHT TO DEMAND TRIAL BY JURY.

8.14.

Governing Law.  This Plan shall be construed in accordance with the laws of the State of Tennessee.

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CORPORATE TRUST DEPARTMENT
RM 225-ANEX
ATLANTA, GA 30302-4418

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M44536-P22003 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NATIONAL HEALTH INVESTORS, INC.

The Board of Directors recommends you vote FOR proposals 1, 2, 3, 4 and 5.

1. Election of Director

Nominee:	For	Against	Abstain
1a) Robert T. Webb	☐	☐	☐

	For	Against	Abstain
2. Approve an amendment to the Articles of Incorporation of the Company to increase the number of authorized shares.	☐	☐	☐
3. Adopt the Company's 2012 Stock Incentive Plan.	☐	☐	☐
4. Approve the advisory resolution approving the compensation of the named executive officers as disclosed in the accompanying proxy statement.	☐	☐	☐
5. Ratify the audit committee's selection of BDO USA, LLP as independent registered public accounting firm for year ending December 31, 2012.	☐	☐	☐

The Board of Directors does not have a recommendation for voting on the following proposal:

	For	Against	Abstain
6. Approve a shareholder proposal regarding majority voting in uncontested director elections at NHI.	☐	☐	☐

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M44537-P22003

NATIONAL HEALTH INVESTORS, INC.
222 Robert Rose Drive, Murfreesboro, Tennessee 37129
This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints J. Justin Hutchens and/or Roger R. Hopkins as Proxies, each of them with power of substitution, to represent and vote on behalf of the undersigned all of the shares of National Health Investors, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Company's corporate office, 222 Robert Rose Drive, Murfreesboro, Tennessee, on Thursday, May 10, 2012 at 4:00 P.M. and at any continuances thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the proposals listed on the reverse side more fully described in the notice of and proxy statement for the meeting (receipt whereof is hereby acknowledged).

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS I, II, III, IV and V AND ABSTAIN FROM VOTING ON PROPOSAL VI.

Continued and to be signed on the reverse side

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 10, 2012.

NATIONAL HEALTH INVESTORS, INC.

CORPORATE TRUST DEPARTMENT
RM 225-ANEX
ATLANTA, GA 30302-4418

M44546-P22003

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 12, 2012
Date: May 10, 2012 **Time:** 4:00 PM
Location: National Health Investors, Inc.
222 Robert Rose Drive
Murfreesboro, Tennessee

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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NOTICE AND PROXY STATEMENT   FORM 10-K

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M44547-P22003

Voting Items

The Board of Directors recommends you vote FOR proposals 1, 2, 3, 4 and 5.

1. Election of Director

   Nominee:

   1a) Robert T. Webb

3. Adopt the Company's 2012 Stock Incentive Plan.

4. Approve the advisory resolution approving the compensation of the named executive officers as disclosed in the accompanying proxy statement.

5. Ratify the audit committee's selection of BDO USA, LLP as independent registered public accounting firm for year ending December 31, 2012.

The Board of Directors does not have a recommendation for voting on the following proposal:

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

M44548-P22003